                                                                   Exhibit 4.1

          ===========================================================

                   ALLIED WASTE NORTH AMERICA, INC., as Issuer

                                       and

                   THE GUARANTORS NAMED HEREIN, as Guarantors

                                       to

                U.S. BANK TRUST NATIONAL ASSOCIATION, as Trustee

                                SENIOR INDENTURE

                          Dated as of December 23, 1998

                            Providing for Issuance of

                        Senior Debt Securities in Series

          ===========================================================

Reconciliation and tie between Senior Indenture, dated as of December 23, 1998 (the "Indenture") and the Trust Indenture Act of 1939, as amended.

Trust Indenture Act                                            Indenture
of 1939 Section                                                Section
-------------------                                            ---------

310(a)(1)......................................................6.9
      (a)(2)...................................................6.9
      (a)(3)...................................................TIA
      (a)(4)...................................................Not Applicable
      (a)(5)...................................................TIA
      (b)......................................................6.8; 6.10; TIA
311(a).........................................................TIA
      (b)......................................................TIA
312(a).........................................................10.1
      (b)......................................................TIA
      (c)......................................................TIA
313(a).........................................................10.3; TIA
      (b)......................................................TIA
      (c)......................................................TIA
      (d)......................................................TIA
314(a).........................................................10.4; TIA
      (b)......................................................Not Applicable
      (c)(1)...................................................1.2
      (c)(2)...................................................1.2
      (c)(3)...................................................Not Applicable
      (d)......................................................Not Applicable
      (e)......................................................TIA
      (f)......................................................TIA
315(a).........................................................6.1
      (b)......................................................6.2
      (c)......................................................6.1
      (d)(1)...................................................TIA
      (d)(2)...................................................TIA
      (d)(3)...................................................TIA
      (e)......................................................TIA
316(a)(last sentence)..........................................1.1
      (a)(1)(A)................................................5.2; 5.8

      (a)(1)(B)................................................5.7
      (b)......................................................5.9; 5.10
      (c)......................................................TIA
317(a)(1)......................................................5.3
      (a)(2)...................................................5.4
      (b)......................................................9.3
318(a).........................................................1.12
      (b)......................................................TIA
      (c)......................................................1.12; TIA

This reconciliation and tie section does not constitute part of the Indenture.

                                TABLE OF CONTENTS


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
Recitals...................................................................................................1

                                    ARTICLE 1


Definitions and Other Provisions of General Application....................................................1

  Section 1.1.   Definitions...............................................................................1
  Section 1.2.   Compliance Certificates and Opinions.....................................................14
  Section 1.3.   Form of Documents Delivered to Trustee...................................................15
  Section 1.4.   Acts of Holders..........................................................................15
  Section 1.5.   Notices, Etc., to Trustee, Company and Guarantors........................................18
  Section 1.6.   Notice to Holders; Waiver................................................................18
  Section 1.7.   Headings and Table of Contents...........................................................19
  Section 1.8.   Successor and Assigns....................................................................19
  Section 1.9.   Separability.............................................................................19
  Section 1.10.  Benefits of Indenture....................................................................19
  Section 1.11.  Incorporators, Officers and Directors of the Company Exempt from
                      Individual Liability................................................................20
  Section 1.12.  Governing Law; Conflict with Trust Indenture Act.........................................20
  Section 1.13.  Legal Holidays...........................................................................20
  Section 1.14.  Moneys of Different Currencies to Be Segregated..........................................21
  Section 1.15.  Independence of Agreements...............................................................21
  Section 1.16.  Counterparts.............................................................................21

                                    ARTICLE 2


Security and Senior Guarantee Forms.......................................................................21

  Section 2.1.   Forms Generally..........................................................................21
  Section 2.2.   Form of Trustee's Certificate of Authentication..........................................22
  Section 2.3    Form of Senior Guarantee.................................................................22
  Section 2.4.   Global Securities........................................................................26
  Section 2.5.   Form of Legend for Global Securities.....................................................27

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
                                    ARTICLE 3


The Securities............................................................................................27

  Section 3.1.   Amount Unlimited; Issuable in Series.....................................................27
  Section 3.2.   Denominations............................................................................32
  Section 3.3.   Execution, Authentication, Delivery and Dating...........................................32
  Section 3.4.   Temporary Securities.....................................................................36
  Section 3.5.   Registration, Transfer and Exchange......................................................37
  Section 3.6.   Replacement Securities...................................................................42
  Section 3.7.   Payment of Interest; Interest Rights Preserved...........................................43
  Section 3.8.   Persons Deemed Owners....................................................................46
  Section 3.9.   Cancellation.............................................................................47
  Section 3.10.   Computation of Interest.................................................................47
  Section 3.11.   CUSIP Numbers...........................................................................47
  Section 3.12.   Currency and Manner of Payment in Respect of Securities.................................48

                                    ARTICLE 4


Satisfaction, Discharge and Defeasance....................................................................48

  Section 4.1.   Termination of Company's Obligations Under the Indenture.................................48
  Section 4.2.   Application of Trust Funds...............................................................49
  Section 4.3.   Applicability of Defeasance Provisions; Company's Option to Effect
                      Defeasance or Agreement Defeasance..................................................50
  Section 4.4.   Defeasance and Discharge.................................................................50
  Section 4.5.   Agreement Defeasance.....................................................................51
  Section 4.6.   Conditions to Defeasance or Agreement Defeasance.........................................51
  Section 4.7.   Deposited Money and U.S. Government Obligations to Be Held in Trust......................53
  Section 4.8.   Repayment to Company.....................................................................54
  Section 4.9.   Indemnity for Government Obligations.....................................................54
  Section 4.10.  Reinstatement............................................................................54

                                    ARTICLE 5


Defaults and Remedies.....................................................................................55

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
  Section 5.1.   Events of Default........................................................................55
  Section 5.2.   Acceleration; Rescission and Annulment...................................................57
  Section 5.3.   Collection of Indebtedness and Suits for Enforcement by Trustee..........................58
  Section 5.4.   Trustee May File Proofs of Claim.........................................................59
  Section 5.5.   Trustee May Enforce Claims Without Possession of Securities..............................59
  Section 5.6.   Delay or Omission Not Waiver.............................................................60
  Section 5.7.   Waiver of Past Defaults..................................................................60
  Section 5.8.   Control by Majority......................................................................60
  Section 5.9.   Limitation on Suits by Holders...........................................................60
  Section 5.10.   Rights of Holders to Receive Payment....................................................61
  Section 5.11.   Application of Money Collected..........................................................62
  Section 5.12.   Restoration of Rights and Remedies......................................................62
  Section 5.13.   Rights and Remedies Cumulative..........................................................63
  Section 5.14.   Undertaking for Costs...................................................................63
  Section 5.15.   Waiver of Stay, Extension or Usury Laws.................................................63

                                    ARTICLE 6


The Trustee...............................................................................................64

  Section 6.1.   Certain Duties and Responsibilities......................................................64
  Section 6.2.   Notice of Defaults.......................................................................64
  Section 6.3.   Certain Rights of Trustee................................................................64
  Section 6.4.   Not Responsible for Recitals or Issuance of Securities...................................65
  Section 6.5.   May Hold Securities......................................................................66
  Section 6.6.   Money Held in Trust......................................................................66
  Section 6.7.   Compensation and Reimbursement...........................................................66
  Section 6.8.   Conflicting Interests....................................................................66
  Section 6.9.   Corporate Trustee Required; Eligibility..................................................67
  Section 6.10.   Resignation and Removal; Appointment of Successor.......................................67
  Section 6.11.   Acceptance of Appointment by Successor..................................................69
  Section 6.12.   Merger, Conversion, Consolidation or Succession to Business.............................70
  Section 6.13.   Preferential Collection of Claims Against Company.......................................70
  Section 6.14.   Appointment of Authenticating Agent.....................................................70

                                    ARTICLE 7


Consolidation, Merger or Sale of Assets by the Company....................................................72

  Section 7.1. Consolidation, Merger or Sale of Assets Permitted..........................................72
  Section 7.2. Successor Substituted......................................................................73

                                    ARTICLE 8


Supplemental Indentures...................................................................................74

  Section 8.1.   Supplemental Indentures Without Consent of Holders.......................................74
  Section 8.2.   Supplemental Indentures With Consent of Holders..........................................75
  Section 8.3.   Compliance with Trust Indenture Act......................................................77
  Section 8.4.   Execution of Supplemental Indentures.....................................................77
  Section 8.5.   Effect of Supplemental Indentures........................................................77
  Section 8.6.   Reference in Securities to Supplemental Indentures.......................................77
  Section 8.7.   Notice of Supplemental Indentures........................................................77

                                    ARTICLE 9


Agreements................................................................................................78

  Section 9.1.   Payment of Principal, Premium, if any, and Interest......................................78
  Section 9.2.   Maintenance of Office or Agency..........................................................78
  Section 9.3.   Money for Securities Payments to Be Held in Trust; Unclaimed Money.......................80
  Section 9.4.   Corporate Existence......................................................................81
  Section 9.5.   Annual Review Certificate................................................................81
  Section 9.6.   Maintenance of Properties................................................................82
  Section 9.7.   Payments of Taxes and Other Claims.......................................................82
  Section 9.8.   Waiver of Certain Agreements.............................................................82

                                   ARTICLE 10


Holders' Lists and Reports by Trustee and Company.........................................................83

  Section 10.1.   Company to Furnish Trustee Names and Addresses of Holders...............................83
  Section 10.2.   Preservation of Information, Communications to Holders..................................83
  Section 10.3.   Reports by Trustee......................................................................84
  Section 10.4.   Reports by the Company and the Guarantors...............................................84

                                   ARTICLE 11


Redemption................................................................................................84

  Section 11.1.   Applicability of Article................................................................84
  Section 11.2.   Election to Redeem; Notice to Trustee...................................................84
  Section 11.3.   Selection of Securities to Be Redeemed..................................................85
  Section 11.4.   Notice of Redemption....................................................................86
  Section 11.5.   Deposit of Redemption Price.............................................................87
  Section 11.6.   Securities Payable on Redemption Date...................................................87
  Section 11.7.   Securities Redeemed in Part.............................................................88

                                   ARTICLE 12


Sinking Funds.............................................................................................89

  Section 12.1.   Applicability of Article................................................................89
  Section 12.2.   Satisfaction of Sinking Fund Payments with Securities...................................89
  Section 12.3.   Redemption of Securities for Sinking Fund...............................................89

                                   ARTICLE 13


Meetings of Holders of Securities.........................................................................90

  Section 13.1.   Purposes for Which Meetings May Be Called...............................................90
  Section 13.2.   Call, Notice and Place of Meetings......................................................90
  Section 13.3.   Persons Entitled to Vote at Meetings....................................................90
  Section 13.4.   Quorum; Action..........................................................................91
  Section 13.5.   Determination of Voting Rights; Conduct and Adjournment of Meetings.....................92
  Section 13.6.   Counting Votes and Recording Action of Meetings.........................................93

                                   ARTICLE 14


Conversion or Exchange of Securities......................................................................93

  Section 14.1.   Applicability of Article................................................................93
  Section 14.2.   Exercise of Conversion or Exchange Privilege............................................94
  Section 14.3.   No Fractional Equity Securities.........................................................95

  Section 14.4.   Adjustment of Conversion or Exchange Price; Consolidation or Merger.....................96
  Section 14.5.   Notice of Certain Corporate Actions.....................................................97
  Section 14.6.   Reservation of Equity Securities........................................................98
  Section 14.7.   Payment of Certain Taxes Upon Conversion or Exchange....................................98
  Section 14.8.   Duties of Trustee Regarding Conversion or Exchange......................................98
  Section 14.9.   Repayment of Certain Funds Upon Conversion or Exchange..................................99

                                   ARTICLE 15


Senior Guarantee .........................................................................................99

  Section 15.1.   Senior Guarantee........................................................................99
  Section 15.2.   Execution and Delivery of Senior Guarantees............................................102
  Section 15.3.   Subsidiary Guarantors May Consolidate, Etc., on Certain Terms..........................103
  Section 15.4.   Release of Guarantors..................................................................103
  Section 15.5.   Additional Guarantors..................................................................104

                                   ARTICLE 16


Jurisdiction and Consent to Service of Process...........................................................104

  Section 16.1.  Jurisdiction and Consent to Service of Process..........................................104

                  SENIOR INDENTURE (the "Indenture"), dated as of December 23, 1998, among ALLIED WASTE NORTH AMERICA, INC., a corporation duly organized and existing under the laws of the State of Delaware (the "Company"), having its principal office at 15880 North Greenway-Hayden Loop, Suite 100, Scottsdale, Arizona 85260, each of the GUARANTORS (as hereinafter defined) and U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, as Trustee (the "Trustee").

                                    RECITALS

                  The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its secured or unsecured unsubordinated debentures, notes or other evidences of indebtedness ("Securities") to be issued in one or more series as herein provided.

                  Allied (as defined herein) owns beneficially and of record 100% of the Capital Stock of the Company; the Company, directly or indirectly, owns beneficially and of record 100% of the Capital Stock or other ownership interests, as the case may be, of each Subsidiary Guarantor; Allied, the Company and the Subsidiary Guarantors are members of the same consolidated group of companies and are engaged in related businesses and the Guarantors will derive direct and indirect economic benefit from the issuance of the Securities. Accordingly, each of the Guarantors has duly authorized the execution and delivery of this Indenture to provide for its Senior Guarantees with respect to the Securities as set forth in this Indenture.

                  All things necessary (i) to make the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, (ii) to make the Senior Guarantees of each of the Guarantors, when executed by the respective Guarantors and endorsed on the Securities executed, authenticated and delivered hereunder, the valid obligations of the respective Guarantors, and (iii) to make this Indenture a valid agreement of the Company and of each of the Guarantors, all in accordance with their respective terms, have been done.

                  For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed as follows for the equal and ratable benefit of the Holders of the Securities or of any series thereof:

                                    ARTICLE 1

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

   Section 1.1. Definitions. (a) For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                  (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                  (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles as in effect in the United States of America from time to time; provided that when two or more principles are so generally accepted, it shall mean that set of principles consistent with those in use by the Company; and

                  (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                  "Affiliate" of any specified Person means any Person directly or indirectly controlling or controlled by, or under direct or indirect common control with, such specified Person. For purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Agent" means any Paying Agent or Registrar.

                  "Allied" means Allied Waste Industries, Inc., a Delaware corporation.

                  "Allied Guarantee" means the unconditional guarantee, on a senior basis, by Allied of the due and punctual payment of principal, premium, if any, and interest on the Securities, as provided pursuant to Article 16.

                  "Allied Subsidiary Guarantee" means the unconditional guarantee, on a senior basis, by Allied of each of the Subsidiary Guarantors' obligations under the Subsidiary Guarantees.

                  "Applicable Procedures" means, with respect to any transfer or transaction involving a Global Security or beneficial interest therein, the rules and procedures of the Depositary for such Security, in each case to the extent applicable to such transaction and as in effect from time to time.

                  "Authenticating Agent" means any authenticating agent appointed by the Trustee pursuant to Section 6.14.

                  "Authorized Newspaper" means a newspaper of general circulation, in the official language of the country of publication or in the English language, customarily published on each Business Day whether or not published on Saturdays, Sundays or holidays. Whenever successive publications in an Authorized Newspaper are required hereunder they may be made (unless otherwise expressly provided herein) on the same or different days of the week and in the same or different Authorized Newspapers.

                  "Bearer Security" means any Security issued hereunder which is payable to bearer.

                  "Board of Directors" means, with respect to the Company or any Guarantor, either the board of directors of the Company or of such Guarantor, as the case may be, or any duly authorized committee of that board. Except as otherwise provided or unless the context otherwise requires, each reference herein to the "Board of Directors" shall mean the Board of Directors of the Company.

                  "Board Resolution" of the Company or any Guarantor means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company or such Guarantor, as the case may be, to have been duly adopted by its Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee. Except as otherwise expressly provided or unless the context otherwise requires, each reference herein to a "Board Resolution" shall mean a Board Resolution of the Company.

                  "Business Day", when used with respect to any Place of Payment or any other particular location referred to in this Indenture or in the Securities, means, unless otherwise specified with respect to any Securities pursuant to Section 3.1, each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment or particular location are authorized or obligated by law, regulation or executive order to close.

                  "Capital Lease Obligation" of any Person means the obligation to pay rent or other payment amounts under a lease of (or other arrangements conveying the right to use) real or personal property by such Person which is required to be classified and accounted for as a capital lease or a liability on a balance sheet of such Person in accordance with generally accepted accounting principles. The stated maturity of such obligation shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty. The principal amount of such obligation shall be the capitalized amount thereof that would appear on a balance sheet of such Person in accordance with generally accepted accounting principles.

                  "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                  "Company" means the Person named as the Company in the first paragraph of this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter means such successor.

                  "Company Order" and "Company Request" mean, respectively, a written order or request signed in the name of the Company by two Officers, one of whom must be the Chairman of the Board, the President, the Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer, a Vice President, the Treasurer or the Secretary of the Company.

                  "consent", "waive" and "rescind", when used with respect to the consent, waiver or rescission of or by the Holders of a specified percentage in aggregate principal amount of Securities of any series, shall mean any of (i) a favorable vote with respect to such consent, waiver or rescission, at any meeting of Holders of Securities of such series duly called and held in accordance with the provisions of Article 13, by the Holders of the applicable percentage in aggregate principal amount of such Securities specified in the second paragraph of Section 13.4; (ii) written consents, waivers or rescissions of or by the Holders of such specified percentage in aggregate principal amount of such Securities; and (iii) a combination of the favorable vote with respect to such consent, waiver or rescission, at any meeting of Holders of Securities of such series duly called and held in accordance with the provisions of Article 13, by the Holders of less than the applicable percentage in aggregate principal amount of such Securities specified in the second paragraph of Section 13.4 and written consents, waivers or rescissions of other Holders of such Securities, where the sum of the percentage of such Holders so voting in favor and the percentage of such Holders signing such written consents, waivers or rescissions is equal to at least such specified percentage.

                  "Corporate Trust Office" means an office of the Trustee in New York, New York at which at any particular time its corporate trust business shall be administered, which office at the date hereof is located at 100 Wall Street, 20th Floor, New York, New York 10005, Attention: Corporate Trust Administration.

                  "corporation" shall mean a corporation, association, joint-stock company or business trust.

                  "currency unit" for all purposes of this Indenture shall include any composite currency, including, without limitation, ECU.

                  "Debt" means (without duplication), with respect to any Person, whether recourse is to all or a portion of the assets of such Person,
(i) every obligation of such Person for money borrowed, (ii) every obligation of such Person evidenced by bonds, debentures, notes or other similar instruments, including obligations Incurred in connection with the acquisition of property, assets or businesses, (iii) every reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person, (iv) every obligation of such Person issued or assumed as the deferred purchase price of property or services (but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business), (v) every Capital Lease Obligation of such Person, (vi) the maximum fixed redemption or repurchase price of Redeemable Interests of such Person at the time of determination, (vii) every net payment obligation of such Person under interest rate swap or similar agreements or foreign currency hedge, exchange or similar agreements at the time of determination and (viii) every obligation of the type referred to in Clauses (i) through (vii) of another Person and all dividends of another Person the payment of which, in either case, such Person has Guaranteed or for which such Person is responsible or liable, directly or indirectly, jointly or severally, as obligor, Guarantor or otherwise.

                  "Default" means, with respect to securities of any series, any event which is, or after notice or passage of time, or both, would be, an Event of Default with respect to Securities of such Series.

                  "Depositary", when used with respect to any global Securities, means the Person designated as Depositary by the Company pursuant to Section 3.1(b) until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter shall mean or include each Person which is then a Depositary hereunder, and if at any time there is more than one such Person, shall be a collective reference to such Persons.

                  "Dollar" means the currency of the United States that at the time of payment is legal tender for the payment of public and private debts.

                  "ECU" means the European Currency Unit as defined and revised from time to time by the Council of the European Communities.

                  "European Monetary System" means the European Monetary System established by the Resolution of December 5, 1978 of the Council of the European Communities.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  "Exchange Rate Certificate" means a certificate, signed by a Responsible Officer of the Trustee, setting forth (i) the applicable Market Exchange Rate or the applicable bid quotation and (ii) the Dollar amount of principal of, premium, if any, and interest, if any (on an aggregate basis and on the basis of a Security having the lowest denomination principal amount in the relevant currency or currency unit), that would be payable with respect to a Security of the applicable series on the basis of such Market Exchange Rate or the applicable bid quotation.

                  "Foreign Currency" means any currency issued by the government of one or more countries other than the United States or by any recognized confederation or association of such governments.

                  "Global Security" shall have the meaning set forth in Section 2.3.

                  "Guarantors" means Allied and the Subsidiary Guarantors.

                  "Guaranty" or "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person guaranteeing any Debt, or dividends or distributions on any equity security, of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and including, without limitation, any obligation of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Debt, (ii) to purchase property, securities or services for the purpose of assuring the holder of such Debt of the payment of such Debt or (iii) to maintain working capital, equity capital or other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Debt (and "Guaranteed" "Guaranteeing" and "Guarantor" shall have meanings correlative to the foregoing); provided, however, that the Guaranty by any Person shall not include endorsements by such Person for collection or deposit, in either case, in the ordinary course of business.

                  "Holder" means, with respect to a Bearer Security, a bearer thereof or of an interest coupon appertaining thereto and, with respect to a Registered Security, a Person in whose name a Security is registered on the Register.

                  "Incur" means, with respect to any Debt of any Person, to create, issue, incur (by conversion, exchange or otherwise), assume, Guarantee or otherwise become liable in respect of such Debt, or the taking of any other action which would cause such Debt, in accordance with generally accepted accounting principles to be recorded on the balance sheet of such Person (and "Incurrence", "Incurred", "Incurrable" and "Incurring" shall have meanings correlative to the foregoing), provided that, the Debt of any other Person becoming a Restricted Subsidiary of such Person will be deemed for this purpose to have been Incurred by such Person at the time such other Person becomes a Restricted Subsidiary of such Person; provided further, that a change in generally accepted accounting principles that results in an obligation of such Person that exists at such time becoming Debt shall not be deemed an Incurrence of such Debt.

                  "Indenture" means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively. The term "Indenture" shall also include the terms of particular series of Securities established as contemplated by Section 3.1.

                  "Indexed Security" means a Security the terms of which provide that the principal amount thereof payable at Stated Maturity is based, at least in part, upon the performance or value of a specified market index, reference security or other variable and may be more or less than the principal face amount thereof at original issuance.

                  "interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity and, when used with respect to any other Security, means the interest payable thereon in accordance with its terms.

                  "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

                  "Lien" means, with respect to any property or assets, any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, lien, charge, easement or title exception, encumbrance, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever on or with respect to such property or assets (including any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing).

                  "Market Exchange Rate" means, unless otherwise specified with respect to any Securities pursuant to Section 3.1, (i) for a conversion of any currency unit into Dollars, the exchange rate between the relevant currency unit and Dollars calculated by the method specified pursuant to Section 3.1 for the Securities of the relevant series, and (ii) for a conversion of any Foreign Currency into Dollars, the applicable exchange rate between such Foreign Currency and Dollars set forth under the heading, "Currency Trading -- Exchange Rates" in the "Money & Investing" section of The Wall Street Journal (or in such other section of The Wall Street Journal in which foreign currency exchange rates may be regularly published from time to time) as of the most recent available date, in each case as determined by the Trustee. Unless otherwise specified with respect to any Securities pursuant to Section 3.1, in the event of the unavailability of any of the exchange rates provided for in the foregoing clauses (i) and (ii), the Trustee shall use the average of the quotations from at least three major banks acceptable to the Company in The City of New York (which may include any such bank acting as Trustee under this Indenture), or such other quotations as the Trustee and the Company shall deem appropriate.

                  "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

                  "Officer" means the Chairman of the Board, the President, the Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company.

                  "Officers' Certificate" of the Company or of any Guarantor means a certificate signed by the Chairman of the Board, a Vice Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company or such Guarantor, as the case may be, and delivered to the Trustee. Unless the context otherwise requires, each reference herein to an "Officers' Certificate" shall mean an Officers' Certificate of the Company. References herein, or in any Security or Senior Guarantee, to any officer of a Guarantor or other Person that is a partnership shall mean such officer of the partnership or, if none, of a general partner of the partnership authorized thereby to act on its behalf.

                  "Opinion of Counsel" means a written opinion from the general counsel of the Company or other legal counsel who is reasonably acceptable to the Trustee. Such counsel may be an employee of or counsel to the Company.

                  "Original Issue Discount Security" means any Security which provides for an amount less than the stated principal amount thereof to be due and payable upon declaration of acceleration of the Maturity thereof pursuant to
Section 5.2.

                  "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                  (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                  (ii) Securities, or portions thereof, for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company or any Guarantor) in trust or set aside and segregated in trust by the Company or a Guarantor (if the Company or a Guarantor, as the case may be, shall act as a Paying Agent) for the Holders of such Securities and any interest coupons appertaining thereto, provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provisions therefor satisfactory to the Trustee have been made;

                  (iii) Securities, except to the extent provided in Sections
4.4 and 4.5, with respect to which the Company has effected defeasance and/or agreement defeasance as provided in Article 4; and

                  (iv) Securities which have been replaced or paid pursuant to
Section 3.6 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, or whether sufficient funds are available for redemption or for any other purpose, and for the purpose of making the calculations required by Section 313 of the Trust Indenture Act, (w) the principal amount of any Original Issue Discount Securities that may be counted in making such determination or calculation and that shall be deemed to be Outstanding for such purpose shall be equal to the amount of principal thereof that would be (or shall have been declared to be) due and payable, at the time of such determination, upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.2, (x) the principal amount of any Security denominated in a Foreign Currency that may be counted in making such determination or calculation and that shall be deemed Outstanding for such purpose shall be equal to the Dollar equivalent, determined as of the date such Security is originally issued by the Company as set forth in an Exchange Rate Certificate, of the principal amount (or, in the case of an Original Issue Discount Security, the Dollar equivalent as of such date of original issuance of the amount determined as provided in clause (w) above) of such Security, (y) the principal amount of any Indexed Security that may be counted in making such determination or calculation and that shall be deemed Outstanding for such purpose shall be equal to the principal face amount of such Indexed Security at original issuance, unless otherwise provided with respect to such Security pursuant to Section 3.1, and (z) Securities owned by the Company, any Guarantor or any other obligor upon the Securities or any Affiliate of the Company, of any Guarantor or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in making such calculation or in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company, any Guarantor or any other obligor upon the Securities or any Affiliate of the Company, of any Guarantor or of such other obligor.

                  "Paying Agent" means any Person authorized by the Company to pay the principal of, premium, if any, interest, if any, and any other payments due on any Securities on behalf of the Company.

                  "Periodic Offering" means an offering of Securities of a series from time to time the specific terms of which Securities, including, without limitation, the rate or rates of interest or formula or formulae for determining the rate or rates of interest thereon, if any, the Maturity thereof, the redemption provisions, if any, and any other terms specified as contemplated by Section 3.1, with respect thereto, are to be determined by the Company upon the issuance of such Securities.

                  "Person" means any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, other entity, unincorporated organization or government or any agency or political subdivision thereof.

                  "Place of Payment", when used with respect to the Securities of or within any series, means the place or places where the principal of, premium, if any, interest and any other payments due on such Securities are payable as specified as contemplated by Sections 3.1 and 9.2.

                  "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.6 in exchange for or in lieu of a mutilated, destroyed, lost or stolen

Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

                  "Redeemable Interest" of any Person means any equity security of or other ownership interest in such Person that by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable) or otherwise (including upon the occurrence of an event) matures or is required to be redeemed (pursuant to any sinking fund obligation or otherwise) or is convertible into or exchangeable for Debt or is redeemable at the option of the holder thereof, in whole or in part, at any time prior to the final Stated Maturity of the Securities.

                  "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption pursuant to this Indenture.

                  "Redemption Price", when used with respect to any Security to be redeemed, in whole or in part, means the price at which it is to be redeemed pursuant to this Indenture.

                  "Registered Security" means any Security issued hereunder and registered as to principal and interest in the Register.

                  "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of or within any series means the date specified for that purpose as contemplated by Section 3.1.

                  "Responsible Officer", when used with respect to the Trustee, shall mean any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, any trust officer or assistant trust officer, or any officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also shall mean, with respect to a particular corporate trust matter, any officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

                  "Restricted Subsidiary" means (i) at any date, a Subsidiary of the Company that is not an Unrestricted Subsidiary as of such date and (ii) for any period, a Subsidiary of the Company that for any portion of such period is not an Unrestricted Subsidiary, provided that such term shall mean such Subsidiary only for such portion of such period.

                  "Security" or "Securities" has the meaning stated in the first recital of this Indenture and more particularly means a Security or Securities of the Company issued, authenticated and delivered under this Indenture.

                  "Senior Guarantees" means the Allied Guarantee, the Subsidiary Guarantees and the Allied Subsidiary Guarantee .

                  "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.7.

                  "Stated Maturity", when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security or in an interest coupon representing such installment of interest as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

                  "Subsidiary" of any Person means (i) a corporation more than 50% of the combined voting power of the outstanding Voting Stock of which is owned, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person or by such Person and one or more subsidiaries thereof, (ii) a partnership of which such Person, or one or more other Subsidiaries of such Person and one or more other Subsidiaries thereof, directly or indirectly, is the general partner and has the power to direct the policies, management and affairs or (iii) any other Person (other than a corporation) in which such Person or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries thereof, directly or indirectly, has at least a majority ownership interest and power to direct the policies, management and affair thereof.

                  "Subsidiary Guarantees" means the unconditional guarantees on a senior basis by the respective Subsidiary Guarantors of the due and punctual payment of principal of, premium, if any, and interest on the Securities, as provided pursuant to Article 15.

                  "Subsidiary Guarantors", as of any time, means each and all of the Restricted Subsidiaries at such time, other than Reliant Insurance Company, which Subsidiary Guarantors as of the date of this Indenture are set forth in
Schedule I hereto.

                  "Trust Indenture Act" means the Trust Indenture Act of 1939 as amended and as in effect on the date of this Indenture, except as provided in
Section 8.3; provided, however, that if the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

                  "Trustee" means the party named as such in the first paragraph of this Indenture until a successor Trustee replaces it pursuant to the applicable provisions of this Indenture, and thereafter means such successor Trustee and if, at any time, there is more than one Trustee, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to the Securities of that series.

                  "United States" means, unless otherwise specified with respect to the Securities of any series as contemplated by Section 3.1, the United States of America (including the States thereof and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

                  "Unrestricted Subsidiary", with respect to any series of Securities, shall have the meaning established in accordance with Section 3.1(b) with respect to such series of Securities.

                  "U.S. Government Obligations" means securities that are (x) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case (x) or
(y), are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

                  "U.S. Person" means, unless otherwise specified with respect to the Securities of any series as contemplated by Section 3.1, a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust, the income of which is subject to United States federal income taxation regardless of its source.

                  "Vice President", when used with respect to the Company or any Guarantor, means any Vice President of such Person whether or not designated by a number or a word or words added before or after the title "Vice President."

                  "Wholly Owned Restricted Subsidiary" means a Restricted Subsidiary all of the outstanding Capital Stock or other ownership interests of which (other than directors' qualifying shares) shall at the time be owned by the Company or by one or more Wholly

Owned Restricted Subsidiaries or by the Company and one or more Wholly Owned Restricted Subsidiaries.

                  (b) The following terms shall have the meanings specified in the Sections referred to opposite such term below:

                         Term                            Section
                         ----                            -------
                  "Act"                                1.4(a)
                  "agreement defeasance"               4.5
                  "Common Stock"                       14.1(b)(i)
                  "Defaulted Interest"                 3.7(b)
                  "defeasance"                         4.4
                  "Equity Securities"                  14.1(b)
                  "Event of Default"                   5.1
                  "NASDAQ"                             14.3
                  "Preferred Stock"                    14.1(b)(ii)
                  "Register"                           3.5
                  "Registrar"                          3.5

                  Section 1.2. Compliance Certificates and Opinions. Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act (including Section 314(c) of the Trust Indenture Act). Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer or officers of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.

                  Every certificate or opinion with respect to compliance with a condition or agreement provided for in this Indenture (other than pursuant to Section 2.4, the last paragraph of Section 3.3 and Section 9.5) shall include:

                  (a) a statement that each individual signing such certificate or opinion has read such condition or agreement and the definitions herein relating thereto;

                  (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (c) a statement that, in the opinion of each such individual, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such condition or agreement has been complied with; and

                  (d) a statement as to whether, in the opinion of each such individual, such condition or agreement has been complied with.

                  Section 1.3. Form of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his or her certificate or opinion is based are erroneous. Any such certificate or opinion or any Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such officer or counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations as to such matters are erroneous.

                  Any certificate, statement or opinion of an officer of the Company or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Company, unless such officer or counsel, as the case may be, knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the accounting matters upon which his certificate, statement or opinion is based are erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                  Section 1.4. Acts of Holders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed (either physically or by means of a facsimile or an electronic transmission, provided, in the case of an electronic transmission, that it is transmitted through the facilities of a Depositary) by such Holders in person or by agent or proxy duly appointed in writing. If Securities of a series are issuable as Bearer Securities, any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of Securities of such series may, alternatively, be embodied in and evidenced by the record of Holders of Securities of such series voting in favor thereof pursuant to the second paragraph of Section 13.4, either in person or by proxies duly appointed in writing, at any meeting of Holders of Securities of such series duly called and held in accordance with the provisions of Article 13, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are received (either physically or, if the Securities are held through the facilities of a Depositary, by means of a facsimile or an electronic transmission, provided, in the case of an electronic transmission, that it is transmitted through the facilities of a Depositary) by the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments and record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments or so voting at such meeting. The Company and the Trustee may assume that any Act of a Holder has not been modified or revoked unless written notice to the contrary is received prior to the time that the action to which such Act relates has become effective. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 315 of the Trust Indenture Act) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in
Section 13.6.

                  (b) The fact and date of the execution by any Person of any such instrument or writing and the authority of the Person executing the same may be proved in any manner which the Trustee deems sufficient.

                  (c) The ownership of Bearer Securities may be proved by the production of such Bearer Securities or by a certificate executed by any trust company, bank, banker or other depository, wherever situated, if such certificate shall be deemed by the Trustee to be satisfactory, showing that at the date therein mentioned such Person had on deposit with such trust company, bank, banker or other depository, or exhibited to it, the Bearer Securities therein described; or such facts may be proved by the certificate or affidavit of the Person holding such Bearer Securities, if such certificate or affidavit is deemed by the Trustee to be satisfactory. The Trustee and the Company may assume that such ownership of any Bearer Security continues until (i) another such certificate or affidavit bearing a later date issued in respect of the same Bearer Security is produced, (ii) such Bearer Security is produced to the Trustee by some other Person, (iii) such Bearer

Security is surrendered in exchange for a Registered Security or (iv) such Bearer Security is no longer Outstanding. The ownership of Bearer Securities may also be proved in any other manner which the Trustee deems sufficient.

         (d) The ownership of Registered Securities shall be proved by the Register.

         (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and any interest coupons appertaining thereto and the Holder of every Security or interest coupon issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such Act is made upon such Security or interest coupon.

         (f) If the Company shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to a Board Resolution, fix in advance a record date for the determination of Holders of Registered Securities entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. Notwithstanding Section 316(c) of the Trust Indenture Act, any such record date shall be the record date specified in or pursuant to such Board Resolution, which shall be a date not more than 30 days prior to the first solicitation of Holders generally in connection therewith and no later than the date such first solicitation is completed. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of Registered Securities of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

         Without limiting the foregoing, a Holder entitled to give or take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents, each of which may do so pursuant to such appointment with regard to all or any part of the principal amount of such Security to which such appointment relates.

         Section 1.5. Notices, Etc., to Trustee, Company and Guarantors. Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

         (a) the Trustee by any Holder or by the Company or any Guarantor shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention:
Corporate Trust Department, or at any other address previously furnished in writing to the Holders or the Company by the Trustee, or, with respect to notices by the Company, transmitted by facsimile transmission (confirmed by guaranteed overnight courier) to the following facsimile number: (612) 244-0711 or to any other facsimile number previously furnished in writing to the Company by the Trustee, or

         (b) the Company or any Guarantor by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to it addressed to it at the address of the Company's principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company or, with respect to notices by the Trustee, transmitted by facsimile transmission (confirmed by guaranteed overnight courier) to the following facsimile number: (602) 423-9424 or to any other facsimile number previously furnished in writing to the Trustee by the Company.

         Section 1.6. Notice to Holders; Waiver. Where this Indenture provides for notice to Holders of any event, (i) if any of the Securities affected by such event are Registered Securities, such notice to the Holders thereof shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each such Holder affected by such event, at his or her address as it appears in the Register, within the time prescribed for the giving of such notice, and (ii) if any of the Securities affected by such event are Bearer Securities, notice to the Holders thereof shall be sufficiently given (unless otherwise herein or in the terms of such Bearer Securities expressly provided) if published twice in an Authorized Newspaper in New York, New York, and in such other city or cities, if any, as may be specified as contemplated by Section 3.1. Such notices shall be deemed to have been given on the date of such mailing or publication.

         In any case where notice to Holders is given by mail or by publication, neither the failure to mail or publish such notice, nor any defect in any notice so mailed or published, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders of Registered Securities or of Bearer Securities. Any notice mailed to a

Holder in the manner herein prescribed shall be conclusively deemed to have been received by such Holder, whether or not such Holder actually receives such notice.

         If by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice as provided above, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder. If it is impossible or, in the opinion of the Trustee, impracticable to give any notice by publication in the manner herein required, then such publication in lieu thereof as shall be made with the approval of the Trustee shall constitute a sufficient publication of such notice.

         Any request, demand, authorization, direction, notice, consent or waiver required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

         Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         Section 1.7. Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         Section 1.8. Successors and Assigns. All agreements in this Indenture by the parties hereto shall bind their respective successors and assigns and inure to the benefit of their respective successors and assigns, whether so expressed or not.

         Section 1.9. Separability. In case any provision of this Indenture or the Securities or the Senior Guarantees shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Section 1.10. Benefits of Indenture. Nothing in this Indenture or in the Securities or the Senior Guarantees, expressed or implied, shall give to any Person, other than the parties hereto, any Registrar, any Paying Agent, and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         Section 1.11. Incorporators, Officers and Directors of the Company Exempt from Individual Liability. No recourse under or upon any obligation or agreement of or contained in this Indenture or of or contained in any Security or interest coupon appertaining thereto, or for any claim based thereon or otherwise in respect thereof, or because of any indebtedness represented thereby, shall be had against any incorporator, officer or director, as such, past, present or future, of the Company or any successor Person, either directly or through the Company or any successor Person, whether by virtue of any constitution, statute or rule of law, by the enforcement of any assessment or penalty, by any legal or equitable proceeding or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of the acceptance of, and as a part of the consideration for the execution of this Indenture and the issuance of, the Securities and any interest coupons appertaining thereto.

         Section 1.12. Governing Law; Conflict with Trust Indenture Act. THIS INDENTURE, THE SECURITIES, THE SENIOR GUARANTEES ENDORSED THEREON AND ANY INTEREST COUPONS APPERTAINING THERETO SHALL BE DEEMED TO BE CONTRACTS MADE AND TO BE PERFORMED ENTIRELY IN THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE WITHOUT REGARD TO THE CONFLICTS OF LAW RULES OF SAID STATE. This Indenture is subject to the Trust Indenture Act and if and to the extent that any provision hereof limits, qualifies or conflicts with the Trust Indenture Act, the Trust Indenture Act shall control. Whether or not this Indenture is required to be qualified under the Trust Indenture Act, the provisions of the Trust Indenture Act required to be included in an indenture in order for such indenture to be so qualified shall be deemed to be included in this Indenture with the same effect as if such provisions were set forth herein and any provisions hereof which may not be included in an indenture which is so qualified shall be deemed to be deleted or modified to the extent such provisions would be required to be deleted or modified in an indenture so qualified.

         Section 1.13. Legal Holidays. In any case where any Interest Payment Date, Redemption Date, sinking fund payment date, Stated Maturity or Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of any Security or interest coupon or any Senior Guarantee other than a provision in the Securities of any series which specifically states that such provision shall apply in lieu of this Section), payment of principal, premium, if any, or interest need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on such date; provided that no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date, sinking fund payment date, Stated Maturity or Maturity, as the case may be, if such amount is so paid on the next succeeding Business Day.

         Section 1.14. Moneys of Different Currencies to Be Segregated. The Trustee shall segregate all moneys, funds and accounts held by the Trustee hereunder in one currency from any moneys, funds and accounts held by the Trustee hereunder in any other currencies, notwithstanding any provision herein which would otherwise permit the Trustee to commingle such amounts.

         Section 1.15. Independence of Agreements. All agreements in this Indenture shall be given independent effect so that if a particular action or condition is not permitted by any such agreement, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another agreement shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.

         Section 1.16. Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

                                    ARTICLE 2
                       SECURITY AND SENIOR GUARANTEE FORMS

         Section 2.1. Forms Generally. The Securities of each series and the interest coupons, if any, to be attached thereto and the Senior Guarantees to be endorsed thereon shall be in substantially such form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any applicable securities exchange, organizational document, governing instrument or law or as may, consistently herewith, be determined by the officers executing such Securities and interest coupons, if any, or Senior Guarantees to be endorsed thereon, as the case may be, as evidenced by their execution of the Securities and interest coupons, if any, or Senior Guarantees to be endorsed thereon, as the case may be. If temporary Securities and Senior Guarantees of any series are issued as permitted by Section 3.4, the form thereof also shall be established as provided in the preceding sentence. If the forms of Securities and interest coupons, if any, and Senior Guarantees of any series are established by, or by action taken pursuant to, a Board Resolution, a copy of the Board Resolution together with an appropriate record of any such action taken pursuant thereto, including a copy of the approved form of Securities or interest coupons, if any, and Senior Guarantees shall be delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section
3.3 for the authentication and delivery of such Securities.

         Unless otherwise specified as contemplated by Section 3.1, Bearer Securities shall have interest coupons attached.

         The definitive Securities and interest coupons, if any, may be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner (or, if such Securities are listed on any securities exchange, any other manner permitted by the rules of such securities exchange), all as determined by the officers executing such Securities and interest coupons, if any, as evidenced by their execution of such Securities and interest coupons, if any.

         Section 2.2. Form of Trustee's Certificate of Authentication. The Trustee's certificate of authentication shall be in substantially the following form:

         This is one of the Securities with the Senior Guarantees endorsed thereon of the series designated therein referred to in the within-mentioned Indenture.

                                        U.S. BANK TRUST NATIONAL ASSOCIATION,
                                        as Trustee

                                        By:
                                             Authorized Signatory

         Section 2.3 Form of Senior Guarantee.
                                SENIOR GUARANTEE

         For value received, each of the Guarantors named (or deemed herein to be named) below hereby jointly and severally unconditionally guarantees, on a senior basis to the Holder of the Security upon which this Senior Guarantee is endorsed, and to the Trustee on behalf of such Holder, the due and punctual payment of the principal of, premium, if any, and interest on such Security when and as the same shall become due and payable, whether at the Stated Maturity, by acceleration, call for redemption, purchase or otherwise, according to the terms thereof and of the Indenture referred to therein. In case of the failure of the Company punctually to make any such payment, each of the Guarantors hereby jointly and severally agrees to cause such payment to be made punctually when and as the same shall become due and payable, whether at the Stated Maturity or by acceleration, call for redemption, purchase or otherwise, and as if such payment were made by the Company. Further, in the case of the failure of any Subsidiary Guarantor punctually to make any payment required of it hereunder, Allied agrees to cause such payment to be made when and as the same shall become due and payable, as if such payment were made by such Subsidiary Guarantor.

         Each of the Guarantors hereby jointly and severally agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of such Security or the Indenture, the absence of any action to enforce the same, any creation, exchange, release or non-perfection of any Lien on any collateral for, or any release or amendment or waiver of any term of any other Guarantee of, or any consent to departure from any requirement of any other Guarantee of, all or of any of the Securities, the election by the Trustee or any of the Holders in any proceeding under Chapter 11 of the Bankruptcy Code of the application of Section 1111(b)(2) of the Bankruptcy Code, any borrowing or grant of a security interest by the Company, as debtor-in-possession, under
Section 364 of the Bankruptcy Code, the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of the claims of the Trustee or any of the Holders for payment of any of the Securities, any waiver or consent by the Holder of such Security or by the Trustee or either of them with respect to any provisions thereof or of the Indenture, the obtaining of any judgment against the Company (or with respect to the Allied Subsidiary Guarantee, any Subsidiary Guarantor) or any action to enforce the same or any other circumstances which might otherwise constitute a legal or equitable discharge or defense of a Guarantor. Each of the Guarantors hereby waives the benefits of diligence, presentment, demand of payment, any requirement that the Trustee or any of the Holders protect, secure, perfect or insure any security interest in or other Lien on any property subject thereto or exhaust any right or take any action against the Company (or, with respect to the Allied Subsidiary Guarantee, any Subsidiary Guarantor) or any other Person or any collateral, filing of claims with a court in the event of insolvency or bankruptcy of the Company (or, with respect to the Allied Subsidiary Guarantee, any Subsidiary Guarantor), any right to require a proceeding first against the Company (or, with respect to the Allied Subsidiary Guarantee, any Subsidiary Guarantor), protest or notice with respect to such Security (or, with respect to the Allied Subsidiary Guarantee, the Subsidiary Guarantees) or the indebtedness evidenced thereby and all demands whatsoever, and agrees that this Senior Guarantee will not be discharged except by complete performance of the obligations contained in such Security (or, with respect to the Allied Subsidiary Guarantee, the Subsidiary Guarantees) and in this Senior Guarantee. Each of the Guarantors hereby agrees that, in the event of a default in payment of principal of, premium, if any, or interest on such Security (or, with respect to the Allied Subsidiary Guarantee, the Subsidiary Guarantees) whether at its Stated Maturity, by acceleration, call for redemption, purchase or otherwise, legal proceedings may be instituted by the Trustee on behalf of, or by, the Holder of such Security (or, with respect to the Allied Subsidiary Guarantee, the Subsidiary Guarantees), subject to the terms and conditions set forth in the Indenture, directly against each or any of the Guarantors (or, with respect to the Allied Subsidiary Guarantee, against Allied) to enforce this Senior Guarantee without first proceeding against the Company (or, with respect to the Allied Subsidiary Guarantee, against any Subsidiary Guarantor). Each Guarantor agrees that if, after the occurrence and during the continuance of an Event of Default, the Trustee or any of the Holders are prevented by applicable law from exercising their respective rights to accelerate the maturity of the Securities, to collect interest on the

Securities or to enforce or exercise any other right or remedy with respect to the Securities (or, with respect to the Allied Subsidiary Guarantee, to enforce or exercise the Subsidiary Guarantees), or the Trustee or the Holders are prevented from taking any action to realize on any collateral, such Guarantor agrees to pay to the Trustee for the account of the Holders, upon demand therefor, the amount that would otherwise have been due and payable had such rights and remedies been permitted to be exercised by the Trustee or any of the Holders.

         No reference herein to the Indenture and no provision of this Senior Guarantee or of the Indenture shall alter or impair (i) the Senior Guarantee of any Guarantor, which is absolute and unconditional, of the due and punctual payment of the principal of, premium, if any, and interest on the Security upon which this Senior Guarantee is endorsed, or (ii) the Allied Subsidiary Guarantee, which is absolute and unconditional, of the due and punctual performance by the Subsidiary Guarantors of their obligations under the Subsidiary Guarantees.

         Each Guarantor shall be subrogated to all rights of the Holder of such Security against the Company (or, with respect to the Allied Subsidiary Guarantee, any Subsidiary Guarantor) in respect of any amounts paid by such Guarantor on account of such Security (or, with respect to the Allied Subsidiary Guarantee, on account of the Subsidiary Guarantees) pursuant to the provisions of its Senior Guarantee or the Indenture; provided, however, that such Guarantor shall not be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation until the principal of, premium, if any, and interest on this Security and all other Securities issued under the Indenture shall have been paid in full.

         This Senior Guarantee shall remain in full force and effect and continue to be effective should any petition be filed by or against the Company (or, with respect to the Allied Subsidiary Guarantee, any Subsidiary Guarantor) for liquidation or reorganization, should the Company (or, with respect to the Allied Subsidiary Guarantee, any Subsidiary Guarantor) become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Company's assets (or with respect to the Allied Subsidiary Guarantee, the assets of any Subsidiary Guarantor) and shall, to the fullest extent permitted by law, continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Securities (or, with respect to the Allied Subsidiary Guarantee, any Subsidiary Guarantee) is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee on the Securities, whether as a "voidable preference," "fraudulent transfer" or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Securities shall, to the fullest extent permitted by law, be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

         The Guarantors shall have the right to seek contribution from any non-paying Guarantor so long as the exercise of such right does not impair the rights of the Holders under this Senior Guarantee.

         The Guarantors or any particular Guarantor shall be released from this Senior Guarantee upon the terms and subject to certain conditions provided in the Indenture.

         By delivery of a supplemental indenture to the Trustee in accordance with the terms of the Indenture, each Person that becomes a Subsidiary Guarantor after the date of the Indenture will be deemed to have executed and delivered this Subsidiary Guarantee for the benefit of the Holder of the Security upon which this Subsidiary Guarantee is endorsed, and Allied will be deemed to have guaranteed the Subsidiary Guarantee of such Person, with the same effect as if such Subsidiary Guarantor was named below and had executed and delivered this Subsidiary Guarantee.

         All terms used in this Senior Guarantee which are defined in the Indenture referred to in the Security upon which this Senior Guarantee is endorsed shall have the meanings assigned to them in such Indenture.

         This Senior Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Security upon which this Senior Guarantee is endorsed shall have been executed by the Trustee under the Indenture by manual signature.

         Reference is made to Article Fifteen of the Indenture for further provisions with respect to this Senior Guarantee.

         THIS SENIOR GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, each of the Guarantors has caused this Senior Guarantee to be duly executed.

                                            Allied Waste Industries, Inc., As
                                            Guarantor of the Securities and as
                                            Guarantor of the obligations of the
                                            Subsidiary Guarantors under
                                            the Subsidiary Guarantees

                                            By: _________________________
                                                          [Officer]
Attest:

_________________________
[Secretary]
[Assistant Secretary]

                                            Each of the Subsidiary Guarantors
                                            Listed on Schedule I to the
                                            Indenture, As Guarantor of
                                            the Securities

                                            By:*/ _________________________
                                                          [Officer]
Attest:*

_________________________
[Secretary]
[Assistant Secretary]

         Section 2.4. Global Securities. If Securities of or within a series are issuable in whole or in part in global form (each, a "Global Security"), any such Global Security may provide that it shall represent the aggregate or specified amount of Outstanding Securities from time to time endorsed thereon and may also provide that the aggregate amount of Outstanding Securities represented thereby may from time to time be reduced or increased to reflect exchanges for certificated securities. Any endorsement of a Global Security to reflect the amount, or any increase or decrease in the amount, or changes in the rights of Holders, of Outstanding Securities represented thereby, shall be made in such manner and by such Person or Persons as shall be specified therein or in the Company Order to be delivered to the Trustee pursuant to Section 3.3 or 3.4. Subject to

*/       Signing as duly authorized officer for each such Subsidiary Guarantor.

the provisions of Section 3.3, Section 3.4, if applicable, and Section 3.5, the Trustee shall deliver and redeliver any Global Security in the manner and upon instructions given by the Global Person or Persons specified therein or in the applicable Company Order. Any instructions by the Company with respect to endorsement or delivery or redelivery of a Global Security shall be in writing but need not comply with Section 1.2 hereof and need not be accompanied by an Officers' Certificate or an Opinion of Counsel.

         The provisions of the last paragraph of Section 3.3 shall apply to any Global Security if such Security was never issued and sold by the Company and the Company delivers to the Trustee the Global Security together with written instructions (which need not comply with Section 1.2 hereof and need not be accompanied by an Officers' Certificate or an Opinion of Counsel) with regard to the reduction in the principal amount of Securities represented thereby, together with the written statement contemplated by the last paragraph of
Section 3.3.

         Notwithstanding the provisions of Section 2.1 and 3.7, unless otherwise specified as contemplated by Section 3.1, payment of principal of, premium, if any, and interest on any Registered Security in permanent global form shall be made to the registered holder thereof.

         Section 2.5. Form of Legend for Global Securities. Any Security global form authenticated and delivered hereunder shall bear a legend in substantially the following form or in such other form as may be specified in accordance with
Section 3.1:

         "THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN CERTIFICATED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY."

                                    ARTICLE 3
                                 THE SECURITIES

         Section 3.1. Amount Unlimited; Issuable in Series. (a) The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited. The Securities may be issued from time to time in one or more series.

         (b) The following matters shall be established with respect to each series of Securities issued hereunder (i) by a Board Resolution, (ii) by action taken pursuant to a Board Resolution and (subject to Section 3.3) set forth, or determined in the manner provided, in an Officers' Certificate or (iii) in one or more indentures supplemental hereto:

         (1) the title of the Securities of the series (which title shall distinguish the Securities of the series from all other series of Securities);

         (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (which limit shall not pertain to Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 3.4, 3.5, 3.6, 8.6 or 11.7 or any Securities that, pursuant to Section 3.3, are deemed never to have been authenticated and delivered hereunder);

         (3) the date or dates on which the principal of and premium, if any, on the Securities of the series is payable or the method or methods of determination thereof;

         (4) the rate or rates at which the Securities of the series shall bear interest, if any, or the method or methods of calculating such rate or rates of interest, the date or dates from which such interest shall accrue or the method or methods by which such date or dates shall be determined, the Interest Payment Dates on which any such interest shall be payable, the right, if any, of the Company to defer or extend an Interest Payment Date and, with respect to Registered Securities, the Regular Record Date, if any, for the interest payable on any Registered Security on any Interest Payment Date, and the basis upon which interest shall be calculated if other than that of a 360-day year of twelve 30-day months;

         (5) the place or places where the principal of, premium, if any, and interest, if any, on Securities of the series shall be payable, any Registered Securities of the series may be surrendered for registration of transfer, Securities of the series may be surrendered for exchange and notices and demands to or upon the Company in respect of the Securities of the series and this Indenture may be served and (in the case of Bearer Securities) where notices to Holders pursuant to Section 1.6 will be published;

         (6) the period or periods within which, the price or prices at which, the currency or currencies (including currency unit or units) in which, and the other terms and conditions upon which, Securities of the series may be redeemed, in whole or in part, at the option of the Company and, if other than as provided in Section 11.3, the manner in which the particular Securities of such series (if less than all Securities of such series are to be redeemed) are to be selected for redemption;

         (7) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or upon the happening of a specified event or at the option of a Holder thereof and the period or periods within which, the price or prices at which, the currency or currencies (including currency unit or units) in which, and the other terms and conditions upon which, Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

         (8) if other than denominations of $1,000 and any integral multiple thereof, if Registered Securities, and if other than denominations of $5,000 and any integral multiple thereof, if Bearer Securities, the denominations in which Securities of the series shall be issuable;

         (9) if other than Dollars, the currency or currencies (including currency unit or units) in which the principal of, premium, if any, and interest, if any, on the Securities of the series shall be payable, or in which the Securities of the series shall be denominated, and the particular provisions applicable thereto in accordance with, in addition to, or in lieu of the provisions of Section 3.12;

         (10) if the payments of principal of, premium, if any, or interest, if any, on the Securities of the series are to be made, at the election of the Company or a Holder, in a currency or currencies (including currency unit or units) other than that in which such Securities are denominated or designated to be payable, the currency or currencies (including currency unit or units) in which such payments are to be made, the terms and conditions of such payments and the manner in which the exchange rate with respect to such payments shall be determined, and the particular provisions applicable thereto in lieu of the provisions of Section 3.12;

         (11) if the amount of payments of principal of, premium, if any, and interest, if any, on the Securities of the series shall be determined with reference to an index, formula or other method (which index, formula or method may be based, without limitation, on a currency or currencies (including currency unit or units) other than that in which the Securities of the series are denominated or designated to be payable), the index, formula or other method by which such amounts shall be determined and any special voting or defeasance provisions in connection therewith;

         (12) if other than the entire principal amount thereof, the portion of the principal amount of such Securities of the series which shall be payable upon declaration of acceleration thereof pursuant to Section 5.2 or the method by which such portion shall be determined;

         (13) if other than as provided in Section 3.7, the Person to whom any interest on any Registered Security of the series shall be payable and the manner in which, or the Person to whom, any interest on any Bearer Securities of the series shall be payable;

         (14) provisions, if any, granting special rights to the Holders of Securities of the series upon the occurrence of such events as may be specified;

         (15) any deletions from, modifications of or additions to the Events of Default set forth in Section 5.1 or agreements of the Company set forth in
    Article 9 pertaining to the Securities of the series;

         (16) under what circumstances, if any, and with what procedures and documentation the Company will pay additional amounts on the Securities and interest coupons, if any, of that series held by a Person who is not a U.S. Person (including any modification of the definition of such term) in respect of taxes, assessments or similar charges withheld or deducted and, if so, whether the Company will have the option to redeem such Securities rather than pay such additional amounts (and the terms of any such option);

         (17) whether Securities of the series shall be issuable as Registered Securities or Bearer Securities (with or without interest coupons), or both, and any restrictions applicable to the offering, sale, transfer or delivery of Bearer Securities and, if other than as provided in Section 3.5, the terms upon which Bearer Securities of a series may be exchanged for Registered Securities of the same series and vice versa;

         (18) the date as of which any Bearer Securities of the series and any temporary Global Security representing Outstanding Securities of the series shall be dated if other than the date of original issuance of the first Security of the series to be issued;

         (19) the forms of the Securities and interest coupons, if any, of the series;

         (20) if other than as provided in Section 2.3, the forms of the Senior Guarantees applicable to such series and the event or events upon which the Senior Guarantees may be released for such Senior Guarantees.

         (21) the applicability, if any, to the Securities and interest coupons, if any, of or within the series of Sections 4.4 and 4.5, or such other means of defeasance or agreement defeasance as may be specified for the Securities and interest coupons, if any, of such series;

         (22) if other than the Trustee, the identity of the Registrar and any Paying Agent;

         (23) if the Securities of the series shall be issued in whole or in part in global form, (i) the Depositary for Global Securities, (ii) whether beneficial owners of interests in the Global Securities may exchange such interests for certificated Securities of such series, to be registered in the names of or to be held by such beneficial owners or their nominees and to be of like tenor of any authorized form and denomination, and (iii) if other than as provided in Section 3.5, the circumstances under which any such exchange may occur;

         (24) any restrictions on the registration, transfer or exchange of the Securities;

         (25) if the Securities of the series may be issued or delivered (whether upon original issuance or upon exchange of a temporary Security of such series or otherwise), or any installment of principal or interest is payable, only upon receipt of certain certificates or other documents or satisfaction of other conditions in addition to those specified in this Indenture, the form and terms of such certificates, documents or conditions;

         (26) the terms and conditions of any right to convert or exchange Securities of the series into or for Equity Securities of the Company, including provisions for the payment of interest on Securities being converted or exchanged as contemplated by Section 3.7(d) and Section 14.2;

         (27) whether the Securities are secured or unsecured, and if secured, the security and related terms in connection therewith;

         (28) the definition of "Unrestricted Subsidiary" to be used for such series; and

         (29) any other terms of the series including any terms which may be required by or advisable under United States laws or regulations or advisable (as determined by the Company) in connection with the marketing of Securities of the series.

         (c) Subject to Section 1.12 and any controlling provision of the Trust Indenture Act, in the event of any inconsistency between the terms of this Indenture and the terms applicable to a series of Securities established in the manner permitted by Section 3.1(b), the (i) Board Resolution, (ii) Officers' Certificate or (iii) supplemental indenture setting forth such conflicting term shall prevail.

         (d) All Securities of any one series and interest coupons, if any, appertaining thereto shall be substantially identical except as to denomination and except as may otherwise be provided (i) by a Board Resolution, (ii) by action taken pursuant to a Board Resolution and (subject to Section 3.3) set forth, or determined in the manner provided, in the related Officers' Certificate or (iii) in an indenture supplemental hereto. All Securities of any one series need not be issued at the same time and, unless otherwise provided, a series may be reopened, without the consent of the Holders, for issuances of additional Securities of such series.

         (e) If any of the terms of the Securities of any series are established by action taken pursuant to a Board Resolution, a copy of such Board Resolution shall be delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth, or providing the manner for determining, the terms of the Securities of such series, and an appropriate record of any action taken pursuant thereto in connection with the issuance of any Securities of such series shall be delivered to the Trustee prior to the authentication and delivery thereof.

         Section 3.2. Denominations. Unless otherwise provided as contemplated by Section 3.1(b), any Registered Securities of a series denominated in Dollars shall be issuable in denominations of U.S. $1,000 and any integral multiple thereof and any Bearer Securities of a series denominated in Dollars shall be issuable in the denomination of U.S. $5,000 and any integral multiple thereof. Securities denominated in a Foreign Currency shall be issuable in such denominations as are established with respect to such Securities in or pursuant to this Indenture.

         Section 3.3. Execution, Authentication, Delivery and Dating. Securities shall be executed on behalf of the Company by the Chairman of the Board, the President, the Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer, the Treasurer or any Vice President of the Company, and need not be attested. The signatures of any of these officers on the Securities may be manual or facsimile. The interest coupons, if any, of Bearer Securities shall bear the facsimile signature of the Chairman of the Board, the President, the Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer, the Treasurer or any Vice President of the Company, and need not be attested.

         Securities and interest coupons bearing the manual or facsimile signatures of individuals who were at any time Officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to be Officers prior to the authentication and delivery of such Securities or were not Officers at the date of such Securities.

         At any time and from time to time, the Company may deliver Securities, together with any interest coupons appertaining thereto, of any series executed by the Company and having endorsed (by attachment or imprint) thereon the Senior Guarantees executed as provided in Section 16.2 by the Guarantors to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities with such Senior Guarantees endorsed thereon, and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities with such Senior Guarantees endorsed thereon to or upon the order of the Company (as set forth in such Company Order); provided, however, that, in the case of Securities of a series offered in a Periodic Offering, the Trustee shall authenticate and deliver such Securities from time to time in accordance with such other procedures (including, without limitation, the receipt by the Trustee of oral or electronic instructions from the Company or its duly authorized agents, promptly confirmed in writing) acceptable to the Trustee as may be specified by or pursuant to a Company Order delivered to the Trustee prior to the time of the first authentication of Securities of such series.

         If the form or terms of the Securities with the Senior Guarantees endorsed thereon of a series have been established by or pursuant to one or more Board Resolutions or one or more indentures supplemental hereto as permitted by Sections 2.1 and 3.1, in authenticating such Securities with the Senior Guarantees endorsed thereon and accepting the additional responsibilities under this Indenture in relation to such Securities with the Senior Guarantees endorsed thereon, the Trustee shall be entitled to receive, and (subject to section 315(a) through (d) of the Trust Indenture Act) shall be fully protected in relying upon,

         (i) an Opinion of Counsel stating:

         (1) if the form or forms of such Securities and any interest coupons with Senior Guarantees endorsed thereon have been established by or pursuant to a Board Resolution as permitted by Section 2.1, that such forms have been established in conformity with the provisions of this Indenture;

         (2) if the terms of such Securities and any interest coupons with Senior Guarantees endorsed thereon have been, or, in the case of Securities of a series with Senior Guarantees endorsed thereon offered in a Periodic Offering, will be, established by or pursuant to a Board Resolution as permitted by Section 3.1, that such terms have been, or, in the case of Securities of a series with Senior Guarantees endorsed thereon offered in a Periodic Offering, will be, established in conformity with the provisions of this Indenture, subject, in the case of Securities with Senior Guarantees endorsed thereon offered in a Periodic Offering, to any conditions specified in such Opinion of Counsel;

         (3) if the form or terms of such Securities have been established in an indenture supplemental hereto, that such supplemental indenture has been duly authorized, executed and delivered by the Company and the Guarantors and, when duly authorized, executed and delivered by the Trustee, will constitute a legal, valid and binding obligation enforceable against the Company and the Guarantors in accordance with its terms, subject to (i) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general applicability relating to or affecting the enforcement of creditors' rights and to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law), and (ii) such other reasonable exceptions as may be specified in such Opinion of Counsel; and

         (4) that such Securities, together with any interest coupons appertaining thereto, and the Senior Guarantees when issued by the Company and the Guarantors and (in the case of the Securities) authenticated and delivered by the Trustee in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company and the Guarantors, respectively, enforceable against the Company and the Guarantors in accordance with their terms, subject to (i) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles (regardless of whether enforcement is sought in a proceeding in equity or at law) and except further as enforcement thereof may be limited by (A) requirements that a claim with respect to any Securities or Senior Guarantees denominated other than in Dollars (or a Foreign Currency or currency unit judgment in respect of such claim) be converted into Dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or (B) governmental authority to limit, delay or prohibit the making of payments in Foreign Currencies or currency units or payments outside the United States, and (ii) such other reasonable exceptions as may be specified in such Opinion of Counsel; and

         (ii) an Officers' Certificate stating that all conditions precedent provided for in this Indenture relating to the issuance of such Securities have been complied with and that, to the knowledge of the signers of such certificate, no Event of Default with respect to such Securities shall have occurred and be continuing.

         Notwithstanding that such form or terms have been so established, the Trustee shall have the right to decline to authenticate such Securities if, in the opinion of the Trustee (after consultation with counsel), the issue of such Securities pursuant to this Indenture will materially adversely affect the Trustee's own rights, duties or immunities under this Indenture or otherwise or if the Trustee determines that such authentication may not lawfully be made.

         Notwithstanding the provisions of Section 3.1 and of the two preceding paragraphs, if all of the Securities of any series are not to be issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 3.1 or the Company Order and Opinion of Counsel otherwise required pursuant to the two preceding paragraphs in connection with the authentication of each Security of such series if such documents, with appropriate modifications to cover such future issuances, are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

         With respect to Securities with Senior Guarantees endorsed thereon of a series offered in a Periodic Offering, the Trustee may rely, as to the authorization by the Company of any of such Securities and by the Guarantors of any such Senior Guarantees endorsed thereon, the form and terms thereof and the legality, validity, binding effect and enforceability thereof, upon the Opinion of Counsel and the other documents delivered pursuant to Sections 2.1 and 3.1 and this Section, as applicable, in connection with the first authentication of Securities of such series.

         If the Company shall establish pursuant to Section 3.1 that the Securities of a series are to be issued in whole or in part as Global Securities, then the Company and the Guarantors shall execute and the Trustee shall, in accordance with this Section and the Company Order with respect to such series, authenticate and deliver one or more Global Securities with Senior Guarantees endorsed thereon that (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of the Outstanding Securities of such series to be represented by such Global Security or Securities, (ii) shall be registered, if a Registered Security, in the name of the Depositary for such Global Security or Securities or the nominee of such Depositary, (iii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instruction and (iv) shall bear the legend set forth in Section 2.5.

         Each Depositary designated pursuant to Section 3.1 for a Registered Security in global form must, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Exchange Act and any other applicable statute or regulation. If requested by the Company, the Trustee shall enter into an agreement with a Depositary governing the respective duties and rights of such

Depositary and the Trustee with regard to Global Securities with Senior Guarantees endorsed thereon.

         Each Registered Security shall be dated the date of its authentication and each Bearer Security shall be dated as of the date specified pursuant to
Section 3.1.

         No Security or interest coupon appertaining thereto or Senior Guarantees endorsed thereon shall be entitled to any benefits under this Indenture or be valid or obligatory for any purpose until such Security has been authenticated by the manual signature of one of the authorized signatories of the Trustee or an Authenticating Agent. Such signature upon any Security with Senior Guarantees endorsed thereon shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered under this Indenture and is entitled to the benefits of this Indenture and that each Senior Guarantee endorsed thereon has been duly endorsed thereon and delivered under this Indenture. Except as permitted by Section 3.6 or 3.7, the Trustee shall not authenticate and deliver any Bearer Security unless all appurtenant interest coupons for interest then matured have been detached and cancelled.

         Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 3.9 together with a written statement (which need not comply with Section 1.2 hereof and need not be accompanied by an Officers' Certificate or an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall not be entitled to the benefits of this Indenture.

         Section 3.4. Temporary Securities. Pending the preparation of definitive Securities of any series, the Company and the Guarantors may execute and, upon Company Order, the Trustee shall authenticate and deliver temporary Securities with Senior Guarantees endorsed thereon of such series which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor and form, with or without interest coupons, of the definitive Securities with Senior Guarantees endorsed thereon in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities and such Senior Guarantees may determine, as conclusively evidenced by their execution of such Securities and interest coupons, if any, and such Senior Guarantees. In the case of Securities of any series, such temporary Securities may be Global Securities, representing all or a portion of the Outstanding Securities of such series.

         Except in the case of temporary Global Securities, each of which shall be exchanged in accordance with the provisions thereof, if temporary Securities of any series are issued, the Company and the Guarantors will cause definitive Securities with Senior Guarantees endorsed thereon of such series to be prepared without unreasonable delay. After preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company pursuant to Section 9.2 in a Place of Payment for such series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series (accompanied by any unmatured interest coupons appertaining thereto), the Company and the Guarantors shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities with Senior Guarantees endorsed thereon of the same series of authorized denominations and of like tenor; provided, however, that no definitive Bearer Security shall be delivered in exchange for a temporary Registered Security; and provided further, that no definitive Bearer Security shall be delivered in exchange for a temporary Bearer Security unless such delivery shall occur outside the United States. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series except as otherwise specified as contemplated by Section 3.1.

         Section 3.5. Registration, Transfer and Exchange. The Company shall cause to be kept at the Corporate Trust Office of the Trustee or in any office or agency to be maintained by the Company in accordance with Section 9.2 in a Place of Payment a register (the "Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Registered Securities and the registration of transfers of Registered Securities. The Register shall be in written form or any other form capable of being converted into written form within a reasonable time. The Trustee is hereby initially appointed "Registrar" for the purpose of registering Registered Securities and transfers of Registered Securities as herein provided.

         Each Global Security authenticated under this Indenture shall be registered in the name of the Depositary or a nominee thereof and delivered to such Depositary or nominee thereof or to a successor of such Depositary or nominee thereof, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

         Upon surrender for registration of transfer of any Registered Security of any series at the office or agency maintained pursuant to Section 9.2 in a Place of Payment for that series, the Company and the Guarantors shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Securities with Senior Guarantees endorsed thereon of the same series, of any authorized denominations and of a like aggregate principal amount and tenor and containing identical terms and provisions.

         Bearer Securities (except for any temporary global Bearer Securities) or any interest coupons appertaining thereto (except for interest coupons attached to any temporary global Bearer Security) shall be transferable by delivery.

         At the option of the Holder, Registered Securities of any series (except a Registered Security in global form) may be exchanged for other Registered Securities of the same series, of any authorized denominations, of a like aggregate principal amount and tenor and containing identical terms and provisions, upon surrender of the Registered Securities to be exchanged at such office or agency. Whenever any Registered Securities are so surrendered for exchange, the Company and the Guarantors shall execute, and the Trustee shall authenticate and deliver, the Registered Securities with Senior Guarantees endorsed thereon which the Holder making the exchange is entitled to receive. Unless otherwise specified as contemplated by Section 3.1, Bearer Securities may not be issued in exchange for Registered Securities.

         Unless otherwise specified as contemplated by Section 3.1, at the option of the Holder, Bearer Securities of such series may be exchanged for Registered Securities (if the Securities of such series are issuable in registered form) or Bearer Securities (if Bearer Securities of such series are issuable in more than one denomination and such exchanges are permitted by such series) of the same series, of any authorized denominations, of like aggregate principal amount and tenor and containing identical terms and conditions, upon surrender of the Bearer Securities to be exchanged at any such office or agency, with all unmatured interest coupons and all matured interest coupons in default thereto appertaining. If the Holder of a Bearer Security is unable to produce any such unmatured interest coupon or coupons or matured interest coupon or coupons in default, such exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Company and the Trustee in an amount equal to the face amount of such missing interest coupon or coupons, or the surrender of such missing interest coupon or interest coupons may be waived by the Company, the Guarantors and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to any Paying Agent any such missing interest coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment; provided, however, that, except as otherwise provided in
Section 9.2, interest represented by interest coupons shall be payable only upon presentation and surrender of those interest coupons at an office or agency located outside the United States. Notwithstanding the foregoing, in case any Bearer Security of any series is surrendered at any such office or agency in exchange for a Registered Security of the same series after the close of business at such office or agency on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related date for payment of Defaulted Interest, such Bearer

Security shall be surrendered without the interest coupon relating to such Interest Payment Date or proposed date of payment, as the case may be (or, if such interest coupon is so surrendered with such Bearer Security, such interest coupon shall be returned to the Person so surrendering the Bearer Security), and interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such interest coupon, when due in accordance with the provisions of this Indenture.

         Notwithstanding anything herein to the contrary, the exchange of Bearer Securities for Registered Securities shall be subject to applicable laws and regulations in effect at the time of exchange. Neither the Company, the Guarantors, the Trustee nor the Registrar shall exchange any Bearer Securities for Registered Securities if it has received an Opinion of Counsel that as a result of such exchange the Company would suffer adverse consequences under the United States Federal income tax laws and regulations then in effect and the Company has delivered to the Trustee a Company Order directing the Trustee not to make such exchanges thereafter, unless and until the Trustee receives a subsequent Company Order to the contrary. The Company shall deliver copies of such Company Order to the Registrar.

         Notwithstanding any other provision of this Section, unless and until it is exchanged in whole or in part for Securities in certificated form, a Global Security representing all or a portion of the Securities of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

         If at any time the Depositary for the Securities of a series notifies the Company that it is unwilling or unable to continue as Depositary for the Securities of such series or if at any time the Depositary for the Securities of such series shall no longer be eligible under Section 3.3, the Company shall appoint a successor Depositary with respect to the Securities of such series. If a successor Depositary for the Securities of such series is not appointed by the Company prior to the resignation of the Depositary and, in any event, within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company's designation of the Depositary pursuant to Section 3.1(b)(22) shall no longer be effective with respect to the Securities of such series and the Company and the Guarantors shall execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of certificated Securities with Senior Guarantees endorsed thereon of such series of like tenor, shall authenticate and deliver, Securities with Senior Guarantees endorsed thereon of such series of like tenor in certificated form, in authorized denominations and in an aggregate principal amount equal to the principal amount of the Global Security or Securities of such series of like tenor in exchange for such Global Security or Securities in global form.

         The Company may at any time in its sole discretion determine that Global Securities shall no longer be represented by such a Global Security or Securities. In such event the Company and the Guarantors shall execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of certificated Securities with Senior Guarantees endorsed thereon of such series of like tenor, shall authenticate and deliver, Securities with Senior Guarantees endorsed thereon of such series of like tenor in certificated form, in authorized denominations and in an aggregate principal amount equal to the principal amount of the Global Security or Securities of such series of like tenor in exchange for such Security or Securities in global form.

         If specified by the Company pursuant to Section 3.1 with respect to a series of Securities, the Depositary for such series may surrender a Global Security of such series in exchange in whole or in part for Securities of such series in certificated form on such terms as are acceptable to the Company, the Guarantors and such Depositary. Thereupon, the Company and the Guarantors shall execute, and the Trustee shall authenticate and deliver, without service charge,

         (i) to each Person specified by such Depositary a new certificated Security or Securities with Senior Guarantees endorsed thereon of the same series of like tenor, of any authorized denomination as requested by such Person in aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Security; and

         (ii) to such Depositary a new Global Security with Senior Guarantees endorsed thereon of like tenor in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of certificated Securities delivered to Holders thereof.

         Upon the exchange of a Global Security with Senior Guarantees endorsed thereon for Securities with Senior Guarantees endorsed thereon in certificated form, such Global Security with Senior Guarantees endorsed thereon shall be cancelled by the Trustee. Unless expressly provided with respect to the Securities of any series that such Security may be exchanged for Bearer Securities, Securities with Senior Guarantees endorsed thereon in certificated form issued in exchange for a Global Security with Senior Guarantees endorsed thereon pursuant to this Section shall be registered in such names and in such authorized denominations as the Depositary for such Global Security with Senior Guarantees endorsed thereon, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee in writing. The Trustee shall deliver such Securities with Senior Guarantees endorsed thereon to the Persons in whose names such Securities with Senior Guarantees endorsed thereon are so registered.

         Whenever any Securities are surrendered for exchange, the Company and the Guarantors shall execute, and the Trustee shall authenticate and deliver, the Securities with Senior Guarantees endorsed thereon which the Holder making the exchange is entitled to receive.

         All Securities with Senior Guarantees endorsed thereon issued upon any registration of transfer or upon any exchange of Securities with Senior Guarantees endorsed thereon shall be the valid obligations of the Company and the Guarantors, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities with Senior Guarantees endorsed thereon surrendered upon such registration of transfer or exchange.

         Every Registered Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company, the Guarantors, the Registrar or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company, the Guarantors, the Registrar and the Trustee duly executed by the Holder thereof or his attorney duly authorized in writing.

         No service charge shall be made for any registration of transfer or for any exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration or transfer or exchange of Securities, other than exchanges pursuant to Section 3.4, 8.6 or 11.7 not involving any transfer.

         The Company and the Guarantors shall not be required (i) to issue, register the transfer of, or exchange any Securities with Senior Guarantees endorsed thereon for a period beginning at the opening of business 15 days before any selection for redemption of Securities of like tenor and of the series of which such Security is a part and ending at the close of business on the earliest date on which the relevant notice of redemption is deemed to have been given to all Holders of Securities of like tenor and of such series to be redeemed; (ii) to register the transfer of or exchange any Registered Security with Senior Guarantees endorsed thereon so selected for redemption, in whole or in part, except the unredeemed portion of any Security being redeemed in part; or (iii) to exchange any Bearer Security with Senior Guarantees endorsed thereon so selected for redemption, except that such a Bearer Security may be exchanged for a Registered Security of that series and like tenor; provided that such Registered Security shall be simultaneously surrendered for redemption.

         The foregoing provisions relating to registration, transfer and exchange may be modified, supplemented or superseded with respect to any series of Securities by a Board Resolution or in one or more indentures supplemental hereto.

         Section 3.6. Replacement Securities. If a mutilated Security or a Security with a mutilated interest coupon appertaining to it is surrendered to the Trustee, together with, in proper cases, such security or indemnity as may be required by the Company, the Guarantors or the Trustee to save each of them harmless, the Company and the Guarantors shall execute and the Trustee shall authenticate and deliver a replacement Registered Security with Senior Guarantees endorsed thereon, if such surrendered Security was a Registered Security, or a replacement Bearer Security with Senior Guarantees endorsed thereon with interest coupons corresponding to the interest coupons appertaining to the surrendered Security, if such surrendered Security was a Bearer Security, of the same series and date of maturity.

         If there shall be delivered to the Company, the Guarantors and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security or interest coupon and (ii) such security or indemnity as may be required by them to save each of them and any agent of any of them harmless, then, in the absence of notice to the Company or the Trustee that such Security or interest coupon has been acquired by a bona fide purchaser, the Company and the Guarantors shall execute and the Trustee shall authenticate and deliver in lieu of any such destroyed, lost or stolen Security or in exchange for the Security to which a destroyed, lost or stolen interest coupon appertains (with all appurtenant interest coupons not destroyed, lost or stolen), a replacement Registered Security with Senior Guarantees endorsed thereon, if such Holder's claim appertains to a Registered Security with Senior Guarantees endorsed thereon, or a replacement Bearer Security with Senior Guarantees endorsed thereon with interest coupons corresponding to the interest coupons appertaining to the destroyed, lost or stolen Bearer Security or the Bearer Security to which such lost, destroyed or stolen interest coupon appertains, if such Holder's claim appertains to a Bearer Security, of the same series and principal amount, containing identical terms and provisions and bearing a number not contemporaneously outstanding.

         In case any such mutilated, destroyed, lost or stolen Security or interest coupon has become or is about to become due and payable, the Company and the Guarantors in their discretion may, instead of issuing a new Security or interest coupon with Senior Guarantees endorsed thereon, pay such Security or interest coupon; provided, however, that payment of principal of and any premium or interest on Bearer Securities shall, except as otherwise provided in Section 9.2, be payable only at an office or agency located outside the United States and, unless otherwise specified as contemplated by Section 3.1, any interest on Bearer Securities shall be payable only upon presentation and surrender of the interest coupons appertaining thereto.

                  Upon the issuance of any new Security under this Section, the Company and the Guarantors may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee, its agents and counsel) connected therewith.

                  Every new Security with Senior Guarantees endorsed thereon of any series with its interest coupons, if any, issued pursuant to this Section in lieu of any destroyed, lost or stolen Security, or in exchange for a Security to which a destroyed, lost or stolen interest coupon appertains, shall constitute an original additional contractual obligation of the Company and the relevant Guarantor, whether or not the destroyed, lost or stolen Security and its interest coupon, if any, or the destroyed, lost or stolen interest coupon, shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series and their interest coupons, if any, duly issued hereunder.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or interest coupons.

                  Section 3.7. Payment of Interest; Interest Rights Preserved.
(a) Unless otherwise provided as contemplated by Section 3.1, interest, if any, on any Registered Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest at the office or agency maintained for such purpose pursuant to Section 9.2; provided, however, that at the option of the Company, interest on any series of Registered Securities that bears interest may be paid (i) by check mailed to the address of the Person entitled thereto as it shall appear on the Register of Holders of Securities of such series or (ii) at the expense of the Company, by wire transfer to an account maintained by the Person entitled thereto as specified in the Register of Holders of Securities of such series.

                  Unless otherwise provided as contemplated by Section 3.1, (i) interest, if any, on Bearer Securities shall be paid only against presentation and surrender of the interest coupons for such interest installments as are evidenced thereby as they mature and (ii) original issue discount, if any, on Bearer Securities shall be paid only against presentation and surrender of such Securities; in either case at the office of a Paying Agent located outside the United States, unless the Company shall have otherwise instructed the Trustee in writing, provided that any such instruction for payment in the United States does not cause any Bearer Security to be treated as a "registration-required obligation" under United States laws and regulations. The interest, if any, on any temporary Bearer Security shall be paid, as to any installment of interest evidenced by an interest coupon attached thereto only upon presentation and surrender of such interest coupon and, as to other installments of interest, only upon presentation of such Security for notation thereon of the payment of such interest. If at the time a payment of principal of or interest, if any, on a Bearer Security or interest coupon shall become due, the payment of the full amount so payable at the office or offices of all the Paying Agents outside the United States is illegal or effectively precluded because of the imposition of exchange controls or other similar restrictions on the payment of such amount in Dollars, then the Company may instruct the Trustee in writing to make such payments at a Paying Agent located in the United States, provided that provision for such payment in the United States would not cause such Bearer Security to be treated as a "registration-required obligation" under United States laws and regulations.

                  (b) Unless otherwise provided as contemplated by Section 3.1, any interest on Securities of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date in the case of Registered Securities and upon presentation and surrender of the applicable interest coupon in accordance with the second paragraph of Section 3.7(a) in the case of Bearer Securities (herein called "Defaulted Interest"), shall forthwith cease to be payable to the Holders of Registered Securities on the relevant Regular Record Date by virtue of their having been such Holders, or to the Holders of Bearer Securities by virtue of their having presented the applicable interest coupon on such Interest Payment Date, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

                  (1) In the case of Registered Securities, the Company may elect to make payment of such Defaulted Interest to the Persons in whose names such Registered Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each such Registered Security and the date of the proposed payment, and shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause (1) provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of such Registered Securities at his or her address as it appears in the Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names such Registered Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

                  (2)(x) In the case of Registered Securities, the Company may make payment of such Defaulted Interest to the Persons in whose names such Registered Securities (or their respective Predecessor Securities) are registered at the close of business on a specified date in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Registered Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause (2)(x), such manner of payment shall be deemed practicable by the Trustee; or (y) unless otherwise provided as contemplated by Section 3.1, in the case of Bearer Securities, the Company may make payment of Defaulted Interest on such Bearer Securities in any lawful manner not inconsistent with the requirements of any securities exchange on which such Bearer Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause (2)(y), such manner of payment shall be deemed practicable by the Trustee.

                  (c) Subject to the foregoing provisions of this Section and
Section 3.5, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

                  (d) In the case of any Registered Security of a series which is converted or exchanged after any Regular Record Date and on or prior to the next succeeding Interest Payment Date (other than any Security the principal of (or premium, if any, on) which shall become due and payable, whether at a Stated Maturity or by declaration of acceleration, call for redemption, or otherwise, prior to such Interest Payment Date), interest whose Stated Maturity is on such Interest Payment Date shall be payable on such Interest Payment Date notwithstanding such conversion or exchange and such interest (whether or not punctually paid or duly provided for) shall be paid to the Person in whose name that Registered Security (or any one or more Predecessor Securities) is registered at the close of business on such Regular Record Date, unless otherwise provided with respect to Securities of that series pursuant to Section 3.1(b).

                  Section 3.8. Persons Deemed Owners. Unless otherwise provided as contemplated by Section 3.1, prior to due presentment of any Registered Security for registration of transfer, the Company, the Guarantors, the Trustee and any agent of the Company, any Guarantor or the Trustee may treat the Person in whose name such Registered Security is registered as the owner of such Registered Security for the purpose of receiving payment of principal of, premium, if any, and (subject to Section 3.7) interest on such Registered Security and for all other purposes whatsoever, whether or not such Registered Security be overdue, and neither the Company, any Guarantor, the Trustee nor any agent of the Company, any Guarantor or the Trustee shall be affected by notice to the contrary.

                  Unless otherwise provided as contemplated by Section 3.1, the Company, the Guarantors, the Trustee and any agent of the Company, any Guarantor or the Trustee may treat the bearer of any Bearer Security and the bearer of any interest coupon as the absolute owner of such Bearer Security or interest coupon for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not such Bearer Security or interest coupon be overdue, and neither the Company, the Guarantors, the Trustee nor any agent of the Company, any Guarantor or the Trustee shall be affected by notice to the contrary.

                  None of the Company, the Guarantors, the Trustee or any agent of the Company, any Guarantor or the Trustee shall have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests. No holder of any beneficial interest in any Global Security, held on its behalf by or through a Depositary, shall have any rights under this Indenture with respect to such Global Security, and such Depositary may be treated by the Company, the Guarantors, the Trustee and any agent of the Company, any Guarantor or the Trustee as the owner of such Global Security for all purposes whatsoever. With respect to any Global Security, nothing herein shall prevent the Company, the Guarantors or the Trustee, or any agent of the Company, any Guarantor or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by any Depositary (or its nominee), as a Holder, with respect to such Global Security or impair, as between such Depositary and owners of beneficial interests in such Global Security, the operation of customary practices governing the exercise of the rights of such Depositary (or its nominee) as Holder of such Global Security.

                  Section 3.9. Cancellation. All Securities and interest coupons appertaining thereto, if any, surrendered for payment, redemption, conversion, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and, together with the Senior Guarantees endorsed thereon, shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities, together with interest coupons appertaining thereto, if any, previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities, together with interest coupons appertaining thereto, if any, previously authenticated hereunder which the Company has not issued and sold, and all Securities and interest coupons so delivered shall, together with the Senior Guarantees endorsed thereon, be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section 3.9, except as expressly permitted by this Indenture. All cancelled Securities and interest coupons held by the Trustee shall, together with the Senior Guarantees endorsed thereon, be disposed of in accordance with its customary procedures, and the Trustee shall thereafter deliver to the Company a certificate with respect to such disposition.

                  Section 3.10. Computation of Interest. Except as otherwise specified as contemplated by Section 3.1, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

                  Section 3.11. CUSIP Numbers. The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use and in addition to the other identification numbers printed on the Securities), and, in such case, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.

                  Section 3.12. Currency and Manner of Payment in Respect of Securities. Unless otherwise specified with respect to any Securities pursuant to Section 3.1, payment of the principal of, premium, if any, and interest, if any, on any Security of such series will be made in the currency or currencies or currency unit or units in which such Security is payable. The provisions of this Section 3.12 may be modified or superseded pursuant to Section 3.1 with respect to any Securities.

                                    ARTICLE 4

                     SATISFACTION, DISCHARGE AND DEFEASANCE

                  Section 4.1. Termination of Company's Obligations Under the Indenture. This Indenture shall upon a Company Request cease to be of further effect with respect to Securities of or within any series and any interest coupons appertaining thereto (except as to (i) rights of registration, transfer or exchange of such Securities, (ii) rights of replacement of such Securities which may have been lost, stolen or mutilated as herein expressly provided for, (iii) rights of holders of Securities to receive payments of principal thereof and interest thereon, upon the Stated Maturity thereof (but not upon acceleration), and rights of the Holders to receive mandatory sinking fund payments, if any, (iv) rights of holders of Securities to convert or exchange Securities, (v) rights, obligations, duties and immunities of the Trustee hereunder, (vi) any rights of the Holders of Securities of such series as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them, and (vii) the obligations of the Company under Section 9.2) and the Trustee, upon payment of all amounts due it under Section 6.7, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to such Securities and any interest coupons appertaining thereto when

                  (1) either (A) all such Securities previously authenticated and delivered and all interest coupons appertaining thereto (other than (i) such interest coupons appertaining to Bearer Securities surrendered in exchange for Registered Securities and maturing after such exchange, surrender of which is not required or has been waived as provided in
         Section 3.5, (ii) such Securities and interest coupons which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.6, (iii) such interest coupons appertaining to Bearer Securities called for redemption and maturing after the relevant Redemption Date, surrender of which has been waived as provided in
         Section 11.6 and (iv) such Securities and interest coupons for whose payment money in the currency or currencies or currency unit or units in which such Securities are payable has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in
         Section 9.3) have been delivered to the Trustee for cancellation; or

                  (B) all Securities of such series and, in the case of (i) or
         (ii) below, any interest coupons appertaining thereto not theretofore delivered to the Trustee for cancellation:

                                    (i) have become due and payable, or

                                    (ii) will become due and payable at their
                           Stated Maturity within one year, or

                                    (iii) are to be called for redemption within
                           one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount in the currency or currencies or currency unit or units in which the Securities of such series are payable, sufficient to pay and discharge the entire indebtedness on such Securities and such interest coupons not theretofore delivered to the Trustee for cancellation, for principal, premium, if any, and interest, with respect thereto, to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

                  (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company and the Guarantors; and

                  (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture as to such series have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligation of the Company to the Trustee and any predecessor Trustee under Section 6.7, the obligations of the Company to any Authenticating Agent under Section 6.14 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 4.2,
Section 9.2 and the last paragraph of Section 9.3 shall survive.

                  Section 4.2. Application of Trust Funds. Subject to the provisions of the last paragraph of Section 9.3, all money deposited with the Trustee pursuant to Section 4.1 shall be held in trust and applied by it, in accordance with the provisions of the Securities, the interest coupons appertaining thereto, if any, and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal, premium, if any and any interest for whose payment such money has been deposited with or received by the Trustee, but such money need not be segregated from other funds except as otherwise provided herein and except to the extent required by law.

                  Section 4.3. Applicability of Defeasance Provisions; Company's Option to Effect Defeasance or Agreement Defeasance. Except as otherwise specified as contemplated by Section 3.1 for the Securities of any series, the provisions of Sections 4.4 through 4.9 inclusive, with such modifications thereto as may be specified pursuant to Section 3.1 with respect to any series of Securities, shall be applicable to the Securities and any interest coupons appertaining thereto.

                  Section 4.4. Defeasance and Discharge. On and after the date on which the conditions set forth in Section 4.6 are satisfied with respect to the Securities of or within any series, the Company shall be deemed to have paid and been discharged from its obligations with respect to such Securities and any interest coupons appertaining thereto (hereinafter "defeasance"). For this purpose, such defeasance means that (i) the Company shall be deemed to have paid and discharged the entire indebtedness represented by such Securities and any interest coupons appertaining thereto which shall thereafter be deemed to be "Outstanding" only for the purposes of Sections 4.7 and 4.9 and the other Sections of this Indenture referred to in clause (ii)(B) of this Section, and to have satisfied all its other obligations under such Securities and any interest coupons appertaining thereto and this Indenture insofar as such Securities and any interest coupons appertaining thereto are concerned (and the Trustee, upon payment of all amounts due it under Section 6.7, at the expense of the Company, shall on a Company Order execute proper instruments acknowledging the same) and
(ii) the Guarantors shall be released from all of their obligations under their Senior Guarantees and under Article 16 of this Indenture, except the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of such Securities and any interest coupons appertaining thereto to receive, solely from the trust funds described in Section 4.6(a) and as more fully set forth in such Section, payments in respect of the principal of, premium, if any, and interest, if any, on such Securities or any interest coupons appertaining thereto when such payments are due; (B) the Company's obligations with respect to such Securities under Sections 3.4, 3.5, 3.6, 9.2 and 9.3 and with respect to the payment of additional amounts, if any, payable with respect to such Securities as specified pursuant to Section 3.1(b)(16); (C) the Company's obligations with respect to a conversion or exchange of such Securities; (D) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (E) this Article 4. Subject to compliance with this Article 4, the Company may defease the Securities of any series and any interest coupons appertaining thereto under this Section 4.4 notwithstanding a prior agreement defeasance (as defined herein) under Section 4.5 with respect to such Securities and any interest coupons appertaining thereto. Following a defeasance, payment of such Securities may not be accelerated because of an Event of Default.

                  Section 4.5. Agreement Defeasance. On and after the date on which the conditions set forth in Section 4.6 are satisfied with respect to the Securities of or within any series, (i) the Company shall be released from its obligations under Section 7.1 and, if specified pursuant to Section 3.1, its obligations under any other agreement, with respect to such Securities and any interest coupons appertaining thereto and (ii) the occurrence of any event specified in Section 5.1(d) or 5.1(i) (in each case, with respect to any of the obligations described in clause (i) above) or 5.1(e) shall be deemed not to be or result in a Default or Event of Default (hereinafter, "agreement defeasance"), and such Securities and any interest coupons appertaining thereto shall thereafter be deemed to be not

"Outstanding" for the purposes of any request, demand, authorization, direction, notice, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with Section 7.1, such other agreement specified pursuant to Section 3.1, or Section 5.1(d) or 5.1(i) (in each case, with respect to any of the obligations described in clause (i) above) or 5.1(e), but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such agreement defeasance means that, with respect to such Securities and any interest coupons appertaining thereto, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or such other agreement, whether directly or indirectly, by reason of any reference elsewhere herein to any such Section or such other agreement or by reason of reference in any such Section or such other agreement to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under
Section 5.1(d), 5.1(e) or 5.1(i) or otherwise, as the case may be, but, except as specified above, the remainder of this Indenture and such Securities and any interest coupons appertaining thereto shall be unaffected thereby.

                  Section 4.6. Conditions to Defeasance or Agreement Defeasance. The following shall be the conditions to application of either Section 4.4 or
Section 4.5 to the then Outstanding Securities of or within a series:

                  (a) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 6.9 who shall agree to comply with the provisions of Sections 4.3 through 4.9 inclusive and the last paragraph of Section 9.3 applicable to the Trustee, for purposes of such sections also a "Trustee") as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities and any interest coupons appertaining thereto, (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, in an amount sufficient in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written opinion with respect thereto delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, (x) the principal of, premium, if any, and each installment of interest, if any, on the outstanding Securities and any interest coupons appertaining thereto on the Stated Maturity of such principal or installment of interest and (y) any mandatory sinking fund payments applicable to such Securities on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities and any interest coupons appertaining thereto.

                  (b) In the case of an election under Section 4.4, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the date of this Indenture there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities and any interest coupons appertaining thereto will not recognize gain or loss for Federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would have been the case if such deposit, defeasance and discharge had not occurred.

                  (c) In the case of an election under Section 4.5, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Securities and any interest coupons appertaining thereto will not recognize gain or loss for Federal income tax purposes as a result of such deposit and agreement defeasance and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would have been the case if such deposit and agreement defeasance had not occurred.

                  (d) The Company shall have delivered to the Trustee an Officer's Certificate to the effect that the Securities, if then listed on any securities exchange or approved for trading in any automated quotation system, will not be delisted or disapproved for such trading as a result of such deposit.

                   (e) No Event of Default or event which with notice or lapse of time or both would become an Event of Default shall have occurred and be continuing on the date of such deposit or, insofar as subsections 5.1(g) and (h) are concerned, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

                  (f) Such defeasance or agreement defeasance shall not cause the Trustee to have a conflicting interest within the meaning of the Trust Indenture Act (assuming all Securities are in default within the meaning of such Act).

                  (g) Such defeasance or agreement defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound.

                  (h) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under
Section 4.4 or the agreement defeasance under Section 4.5 (as the case may be) have been complied with.

                  (i) The Company has delivered to the Trustee an Opinion of Counsel to the effect that such defeasance or agreement defeasance shall not result in the trust arising from such deposit or the Trustee constituting an investment company as defined in the Investment Company Act of 1940, as amended from time to time, or such trust shall be registered under such act or exempt from registration thereunder.

                  (j) Such defeasance or agreement defeasance shall be effected in compliance with any additional or substitute terms, conditions or limitations which may be imposed on the Company in connection therewith as contemplated by
Section 3.1.

                  Section 4.7. Deposited Money and U.S. Government Obligations to Be Held in Trust. Subject to the provisions of the last paragraph of Section 9.3, all money and U.S. Government Obligations (or other property as may be provided pursuant to Section 3.1) (including the proceeds thereof) deposited with the Trustee pursuant to Section 4.6 in respect of any Securities of any series and any interest coupons appertaining thereto shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and any interest coupons appertaining thereto and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities and any interest coupons appertaining thereto of all sums due and to become due thereon in respect of principal, premium, if any, and interest, if any, but such money need not be segregated from other funds except as provided herein and except to the extent required by law.

                  Section 4.8. Repayment to Company. Subject to the delivery by the Company of any written certification required by the last paragraph of this
Section 4.8, the Trustee (and any Paying Agent) shall promptly pay to the Company upon Company Request any excess money or securities held by them at any time.

                  The provisions of the last paragraph of Section 9.3 shall apply to any money or securities held by the Trustee or any Paying Agent under this Article 4 that remain unclaimed for two years after the Maturity of any series of Securities for which money or securities have been deposited pursuant to Section 4.6(a).

                  Anything in this Article to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in
Section 4.6 with respect to any Securities which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect the defeasance or agreement defeasance, as the case may be, with respect to such Securities.

                  Section 4.9. Indemnity for U.S. Government Obligations. The Company shall pay, and shall indemnify the Trustee against, any tax, fee or other charge imposed on or assessed against U.S. Government Obligations deposited pursuant to this Article or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities.

                  Section 4.10. Reinstatement. If the Trustee (or Paying Agent) is unable to apply any money or U.S. Government Obligations in accordance with
Section 4.6 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities shall be revived and reinstated, with present and prospective effect, as though no deposit had occurred pursuant to Section 4.6, until such time as the Trustee (or Paying Agent) is permitted to apply all such money or U.S. Government Obligations in accordance with Section 4.6; provided, however, that if the Company makes any payment to the Trustee (or Paying Agent) of principal of, premium, if any, or interest on any Security following the reinstatement of its obligations, the Trustee (or Paying Agent) shall promptly pay any such amount to the Holders of the Securities and the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money and U.S. Government Obligations held by the Trustee (or Paying Agent).

                                    ARTICLE 5

                              DEFAULTS AND REMEDIES

                  Section 5.1. Events of Default. An "Event of Default," with respect to the Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (a) default in the payment of interest on any Security of that series or any interest coupon appertaining thereto or any additional amount payable with respect to any Security of that series as specified pursuant to
Section 3.1(b)(16) when the same becomes due and payable and such default continues for a period of 30 days; or

                  (b) default in the payment of any installment of the principal of or any premium on any Security of that series when the same becomes due and payable at its Maturity; or

                  (c) default in the deposit of any sinking fund payment, when and as due by the terms of a Security of that series; or

                  (d) default in the performance, or breach, of any agreement or warranty of the Company or any Guarantor in this Indenture (other than an agreement or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with) or the Securities, and continuance of such default or breach for a period of 60 days after there has been given, in the manner provided in Section 1.6, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 10% in principal amount of the Outstanding Securities of the series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (e) a default or defaults under the terms of any bond(s), debenture(s), note(s) or other evidence(s) of, or obligations constituting, Debt by the Company, any Guarantor or any Restricted Subsidiary, or under any mortgage(s), indenture(s), agreement(s) or instrument(s) under which there may be issued or by which there may be secured or evidenced, any Debt of the Company, any Guarantor or any Restricted Subsidiary with a principal amount then outstanding, individually or in the aggregate, in excess of $50 million, whether such Debt now exists or is hereafter Incurred, which default or defaults constitute a failure to pay any portion of the principal or similar amount of such Debt when due and payable after the expiration of any applicable grace period with respect thereto or results in such Debt becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable; or

                  (f) a final judgment or final judgments (not subject to appeal) for the payment of money are entered against the Company, Allied or any Restricted Subsidiary in an aggregate amount in excess of $50 million by a court or courts of competent jurisdiction, which judgments remain unstayed, undischarged or unbonded for a period of 60 days after the entry of such judgment or judgments; or

                  (g) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company, Allied or any Restricted Subsidiary in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or
(B) a decree or order adjudging the Company, Allied or any Restricted Subsidiary a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company, Allied or any Restricted Subsidiary under any applicable Federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company, Allied or any Restricted Subsidiary or of any substantial part of the property of the Company, Allied or any Restricted Subsidiary, or ordering the winding up or liquidation of the affairs of the Company, Allied or any Restricted Subsidiary, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

                  (h) the commencement by the Company, Allied or any Restricted Subsidiary of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Company, Allied or any Restricted Subsidiary to the entry of a decree or order for relief in respect of the Company, Allied or any Restricted Subsidiary in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Company, Allied or any Restricted Subsidiary or the filing by the Company, Allied or any Restricted Subsidiary of a petition or answer or consent seeking reorganization or relief under any applicable Federal or state law, or the consent by the Company, Allied or any Restricted Subsidiary to the filing of such a petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company, Allied or any Restricted Subsidiary or of any substantial part of the property of the Company, Allied or any Restricted Subsidiary, or the making by the Company, Allied or any Restricted Subsidiary of an assignment for the benefit of creditors, or the admission by the Company, Allied or any Restricted Subsidiary in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company, Allied or any Restricted Subsidiary in furtherance of any such action; or

                  (i) any other Event of Default provided as contemplated by
Section 3.1 with respect to Securities of that series.

                  Section 5.2. Acceleration; Rescission and Annulment. If an Event of Default with respect to the Securities of any series at the time Outstanding (other than an Event of Default specified in clause (g) or (h) of Section 5.1) occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of all of the Outstanding Securities of that series, by written notice received by the Company (and, if given by the Holders, received by the Trustee), may declare the principal (or, if the Securities of that series are Original Issue Discount Securities or Indexed Securities, such portion of the principal amount as may be specified in the terms of that series) of, premium, if any, and accrued interest, if any, on all the Securities of that series to be due and payable and upon any such declaration such principal (or, in the case of Original Issue Discount Securities or Indexed Securities, such specified amount), premium, if any, and interest, if any, shall be immediately due and payable. If an Event of Default specified in clause (g) or (h) of
Section 5.1 with respect to the Securities of any series at the time Outstanding occurs and is continuing, then the principal (or, if the Securities of that series are Original Issue Discount Securities or Indexed Securities, such portion of the principal amount as may be specified in the terms of that series) of, premium, if any, and accrued interest, if any, on all the Securities of that series shall be immediately due and payable without any declaration or act on the part of the Trustee or any Holder of such Securities.

                  At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

                  (1) the Company or any of the Guarantors has paid or deposited with the Trustee a sum sufficient to pay

                           (A) all overdue interest on all Securities of that
                  series,

                           (B) the principal of (and premium, if any, on) any
                  Securities of that series which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate borne by the Securities of that series,

                           (C) to the extent that payment of such interest is
                  lawful, interest upon overdue interest at the rate provided therefor in the Securities of that series, and

                           (D) all sums paid or advanced by the Trustee
                  hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

and

                  (2) all Events of Default, other than the nonpayment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.7.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

                  Section 5.3. Collection of Indebtedness and Suits for Enforcement by Trustee. The Company agrees that if

                  (a) default is made in the payment of any interest on any Security or interest coupon, if any, when such interest becomes due and payable and such default continues for a period of 30 days, or

                  (b) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities or interest coupons, if any, the whole amount then due and payable on such Securities for principal, premium, if any, and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal, premium, if any, and on any overdue interest, at the rate or rates prescribed therefor in such Securities or interest coupons, if any, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including all amounts due the Trustee, its agents and counsel under Section 6.7.

                  If the Company or any Guarantor fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company, any Guarantor, or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company, any Guarantor or any other obligor upon the Securities, wherever situated.

                  If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any agreement in this Indenture or in aid of the exercise of any power granted herein, or to secure any other proper remedy, subject, however, to
Section 5.8.

                  Section 5.4. Trustee May File Proofs of Claim. In case of any judicial proceeding relative to the Company (or any Guarantor or any other obligor upon the Securities), its property or its creditors (or of any Guarantor or its creditors), the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.7.

                  No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Security or interest coupon any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder of a Security or interest coupon thereof or to authorize the Trustee to vote in respect of the claim of any Holder of a Security or interest coupon in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

                  Section 5.5. Trustee May Enforce Claims Without Possession of Securities. All rights of action and claims under this Indenture or the Securities or any Senior Guarantee may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

                  Section 5.6. Delay or Omission Not Waiver. No delay or omission by the Trustee or any Holder of any Securities to exercise any right or remedy accruing upon an Event of Default shall impair any such right or remedy or constitute a waiver of or acquiescence in any such Event of Default.

                  Section 5.7. Waiver of Past Defaults. The Holders of not less than a majority in aggregate principal amount of Outstanding Securities of any series by written notice to the Trustee may waive on behalf of the Holders of all Securities of such series and any interest coupons appertaining thereto a past Default or Event of Default with respect to that series and its consequences except a Default or Event of Default (i) in the payment of the principal of, premium, if any, or interest on any Security of such series or any interest coupon appertaining thereto or (ii) in respect of an agreement or provision hereof which pursuant to Article 8 cannot be amended or modified without the consent of the Holder of each Outstanding Security of such series affected. Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

                  Section 5.8. Control by Majority. The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of each series affected (with each such series voting as a class) shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it with respect to Securities of that series; provided, however, that (i) the Trustee may refuse to follow any direction that conflicts with any governmental rule or law or this Indenture, (ii) the Trustee may refuse to follow any direction that is unduly prejudicial to the rights of the Holders of Securities of such series not consenting, or that would in the good faith judgment of the Trustee have a substantial likelihood of involving the Trustee in personal liability without adequate indemnity having been offered therefor and (iii) subject to Section 6.1, the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

                  Section 5.9. Limitation on Suits by Holders. No Holder of any Security of any series or any interest coupons appertaining thereto shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                  (a) the Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

                  (b) the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of that series have made a written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (c) such Holder or Holders have offered to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense to be, or which may be, incurred by the Trustee in pursuing the remedy;

                  (d) the Trustee for 60 days after its receipt of such notice, request and the offer of indemnity has failed to institute any such proceedings; and

                  (e) during such 60-day period, the Holders of a majority in aggregate principal amount of the Outstanding Securities of that series have not given to the Trustee a direction inconsistent with such written request;

                  provided, however, that the limitations contained in (a) through (e) of this Section do not apply to any suit by a Holder of any Security for enforcement of payment of the principal of (and premium, if any) or interest on such Security on or after the respective due date expressed in such Security.

                  No one or more Holders of Securities of a series shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

                  Section 5.10. Rights of Holders to Receive Payment. Notwithstanding any other provision of this Indenture, but subject to Section 9.2, each of the right of any Holder of a Security or interest coupon to receive payment of principal of, premium, if any, and, subject to Sections 3.5 and 3.7, interest on the Security, on or after the respective due dates expressed in the Security (or, in case of redemption or a required repurchase by the Company under the terms of the relevant Securities, on the Redemption Dates or specified repurchase dates), the right of any Holder of an interest coupon to receive payment of interest due as provided in such interest coupon, or to bring suit for the enforcement of any such payment on or after such respective dates, and the right, if any, to convert or exchange such Security in accordance with
Article 14, is unconditional and shall not be impaired or affected without the consent of such Holder.

                  Section 5.11. Application of Money Collected. If the Trustee collects any money pursuant to this Article, it shall pay out the money in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal, premium, if any, or interest, upon presentation of the Securities and interest coupons, if any, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  First:  to the Trustee for amounts due under Section 6.7;

                  Second: to Holders of Securities and interest coupons in respect of which or for the benefit of which such money has been collected for amounts due and unpaid on such Securities for principal of, premium, if any, and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal, premium, if any, and interest, respectively; and

                  Third:  the balance, if any, to the Company.

                  The Holders of each series of Securities denominated in ECU, any other currency unit or a Foreign Currency and any matured interest coupons relating thereto shall be entitled to receive a ratable portion of the amount determined by the Trustee by converting the principal amount Outstanding of such series of Securities and matured but unpaid interest on such series of Securities in the currency in which such series of Securities is denominated into Dollars at the Market Exchange Rate as of the date of declaration of acceleration of Maturity of the Securities (or, if the default consists of a failure to pay the principal of such Securities on the Stated Maturity thereof, as of the Stated Maturity date).

                  The Trustee may fix a record date and payment date for any payment to Holders pursuant to this Section 5.11. At least 15 days before such record date, the

Trustee shall mail to each Holder and the Company a notice that states the record date, the payment date and the amount to be paid.

                  Section 5.12. Restoration of Rights and Remedies. If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

                  Section 5.13. Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.6, no right or remedy herein conferred upon or reserved to the Trustee or the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                  Section 5.14. Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided, however, that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company or any Guarantor, any Guarantor, the Trustee or any Holder, or group of Holders, holding in the aggregate at least 10% in principal amount of the Outstanding Securities of the relevant series or in any suit instituted by any Holder for the enforcement of principal of, premium, if any, or interest on any Security on or after the respective Stated Maturities expressed in such Security (or, in the case of redemption or any required repurchase by the Company, on or after the Redemption Date or specified repurchase date).

                  Section 5.15. Waiver of Stay, Extension or Usury Laws. Each of the Company and the Guarantors agrees (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury or other law wherever enacted, now or at any time hereafter in force, which would prohibit or forgive the

Company from paying all or any portion of the principal of, and premium, if any, or interest on the Securities contemplated herein or in the Securities or which may affect the agreements or the performance of this Indenture or prohibit or forgive any Guarantor from performance under its Senior Guarantee; and each of the Company and the Guarantors (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and agrees that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                    ARTICLE 6

                                   THE TRUSTEE

                  Section 6.1. Certain Duties and Responsibilities. The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

                  Section 6.2. Notice of Defaults. If a Default occurs hereunder with respect to Securities of any series, the Trustee shall give the Holders of Securities of such series notice of such Default as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any Default of the character specified in Section 5.1(d) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof.

                  Section 6.3. Certain Rights of Trustee. Subject to the provisions of Section 6.1:

                  (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order, and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

                  (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                  (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

                  (h) except with respect to Section 9.1, the Trustee shall have no duty to inquire as to the performance by the Company or any Guarantor of the agreements set forth in Article 9 beyond its good faith review of any certificates or other notices received by it from the Company or any Guarantor.

                  Section 6.4. Not Responsible for Recitals or Issuance of Securities. The recitals contained herein and in the Securities and in the Senior Guarantees endorsed thereon, except the Trustee's certificates of authentication, shall be taken as the statements of the Company or the Guarantors, as the case may be, and neither the Trustee nor any

Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities or the Senior Guarantees endorsed thereon. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof.

                  Section 6.5. May Hold Securities. The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, any Guarantor or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to the definition of "Outstanding" set forth in Section 1.1 and subject to Sections
6.8 and 6.13, may otherwise deal with the Company, any Guarantor and any other obligor upon the Securities and the Senior Guarantees with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

                  Section 6.6. Money Held in Trust. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law or by the provisions of this Indenture. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company or any Guarantor, as the case may be.

                  Section 6.7. Compensation and Reimbursement. The Company agrees

                  (a) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (b) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                  (c) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

                  Section 6.8. Conflicting Interests. If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. To the extent permitted by such Act, the Trustee shall not be deemed to have a conflicting interest by virtue of being a trustee under this Indenture with respect to Securities of more than one series or a trustee under (i) the Indenture dated as of May 15, 1997 between Allied and the Trustee relating to the Allied's 11.30% Senior Discount Notes Due 2007, (ii) the Indenture dated as of December 1, 1996 by and among the Company, Allied, as guarantor, the Subsidiary Guarantors named therein and the Trustee relating to the Company's 10 1/4% Senior Subordinated Notes due 2006, or (iii) any other indenture specified in (A) a Board Resolution, (B) an action taken pursuant to a Board Resolution and (subject to Section 3.3) set forth in an Officers' Certificate or (C) one or more indentures supplemental hereto.

                  Section 6.9. Corporate Trustee Required; Eligibility. There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such, has a combined capital and surplus of at least $25,000,000 and has its Corporate Trust Office located in the Borough of Manhattan, The City of New York. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

                  Section 6.10. Resignation and Removal; Appointment of Successor. No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.11.

                  The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by
Section 6.11 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                  The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

                  If at any time:

                  (a) the Trustee shall fail to comply with Section 6.8 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                  (b) the Trustee shall cease to be eligible under Section 6.9 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                  (c) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (1) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (2) subject to Section 5.14, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

                  If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 6.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.11, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 6.11, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series. The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all Holders of

Securities of such series in the manner provided in Section 1.6. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

                  Section 6.11. Acceptance of Appointment by Successor. In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company, the Guarantors and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

                  In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the Guarantors the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company, any Guarantor or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

                  Upon request of any such successor Trustee, the Company and the Guarantors shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in the first or second preceding paragraph, as the case may be.

                  No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

                  Section 6.12. Merger, Conversion, Consolidation or Succession to Business. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

                  Section 6.13. Preferential Collection of Claims Against Company. If and when the Trustee shall be or become a creditor of the Company or any Guarantor (or any other obligor upon the Securities or the Senior Guarantees endorsed thereon), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any Guarantor or any such other obligor).

                  Section 6.14. Appointment of Authenticating Agent. The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue and upon exchange, registration of transfer or partial redemption thereof or pursuant to
Section 3.6, and Securities so authenticated and the Senior Guarantees endorsed thereon shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $25,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

                  Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

                  An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give notice of such appointment in the manner provided in Section 1.6 to all Holders of Securities of the series with respect to which such Authenticating Agent will serve. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

                  The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 6.7.

                  If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the

Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

                  This is one of the Securities with the Senior Guarantees endorsed thereon of the series designated therein referred to in the within-mentioned Indenture.

                                            ----------------------------------,
                                                        As Trustee


                                            By:
                                               -------------------------------,
                                                   As Authenticating Agent


                                            By:
                                               --------------------------------
                                                     Authorized Signatory

                                    ARTICLE 7

             CONSOLIDATION, MERGER OR SALE OF ASSETS BY THE COMPANY

                  Section 7.1. Consolidation, Merger or Sale of Assets Permitted. The Company (a) shall not consolidate with or merge into any Person;
(b) shall not permit any Person other than a Restricted Subsidiary to consolidate with or merge into the Company or; (c) shall not, directly or indirectly, in one or a series of transactions, transfer, convey, sell, lease or otherwise dispose of all or substantially all of the properties and assets of the Company and its Subsidiaries on a consolidated basis; unless in any such transaction (or series) contemplated by Clause (a), (b) or (c) above:

                  (a) in case the Company shall consolidate with or merge into another Person or shall directly or indirectly, in one or a series of transactions, transfer, convey, sell, lease or otherwise dispose of all or substantially all of its properties and assets as an entirety, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by transfer, conveyance, sale, lease or other disposition all or substantially all of the properties and assets of the Company and its Subsidiaries on a consolidated basis (for purposes of this Article 7, a "Successor Company") shall be a corporation, partnership, limited liability company or trust, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume by an indenture supplemental hereto executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of, premium, if any, and interest on all the Securities and the performance of every agreement of this Indenture on the part of the Company to be performed or observed;

                  (b) immediately after giving effect to such consolidation, merger, sale, transfer, lease or other disposition, no Default or Event of Default shall have occurred and be continuing; and

                  (c) with respect to any series of Securities, the Company satisfies such other conditions, if any, established with respect to such series of Securities pursuant to and in accordance with Section 3.1.

                  The Company shall deliver to the Trustee prior to the proposed consolidation, merger, sale, transfer, lease or other disposition an Officers' Certificate to the foregoing effect and an Opinion of Counsel stating that the proposed consolidation, merger, sale, transfer, lease or other disposition and such supplemental indenture comply with this Indenture and that all conditions precedent to the consummation of such transaction under this Section 7.1 have been met.

                  Section 7.2. Successor Substituted.

                  Upon any consolidation of the Company with, or merger of the Company into, any other Person or any transfer, conveyance, sale, lease or other disposition of all or substantially all of the properties and assets of the Company and its Subsidiaries on a consolidated basis, in each case in accordance with Section 7.1, the Successor Company shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture and under the Securities and any interest coupons appertaining thereto with the same effect as if such Successor Company had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person (if still in existence) shall be relieved of all obligations and agreements under this Indenture and the Securities and any interest coupons appertaining thereto.

                                    ARTICLE 8

                             SUPPLEMENTAL INDENTURES

                  Section 8.1. Supplemental Indentures Without Consent of Holders. Without the consent of any Holders, the Company, the Guarantors and the Trustee, at any time and from time to time, may enter into indentures supplemental hereto, in form reasonably satisfactory to the Trustee, for any of the following purposes:

                  (a) to evidence the succession of another Person to the Company and the assumption by any such successor of the agreements and obligations of the Company or any Guarantor herein and in the Securities and any interest coupons appertaining thereto; or

                  (b) to add to the agreements of the Company for the benefit of the Holders of all or any series of Securities (and if such agreements are to be for the benefit of less than all series of Securities, stating that such agreements are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

                  (c) to add any additional Events of Default with respect to all or any series of Securities; or

                  (d) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to facilitate the issuance or administration of Bearer Securities (including, without limitation, to provide that Bearer Securities may be registrable as to principal only) or to facilitate the issuance or administration of Global Securities; or

                  (e) to change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities, provided that any such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; or

                  (f) to secure any series of Securities; or

                  (g) to establish the form or terms of Securities of any series as permitted by Sections 2.1 and 3.1; or

                  (h) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.11; or

                  (i) if allowed without penalty under applicable laws and regulations, to permit payment in the United States (including any of the States thereof and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction of principal of, premium, if any, or interest, if any, on Bearer Securities or interest coupons, if any; or

                  (j) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture, provided such action shall not adversely affect in any material respect the interests of the Holders of Securities of any series; or

                  (k) to make provision not adverse to the Holders of Outstanding Securities of any series with respect to any conversion or exchange rights of Holders pursuant to the requirements of Article 14, including providing for the conversion or exchange of the Securities into any Equity Securities of Allied; or

                  (l) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the Trust Indenture Act or under any similar federal statute subsequently enacted, and to add to this Indenture such other provisions as may be expressly required under the Trust Indenture Act.

                  Section 8.2. Supplemental Indentures With Consent of Holders. With the consent of the Holders of not less than a majority of the aggregate principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company, the Company, the Guarantors and the Trustee may enter into an indenture or indentures supplemental hereto to add any provisions to or to change in any manner or eliminate any provisions of this Indenture or of any other indenture supplemental hereto or to modify in any manner the rights of the Holders of Securities of such series; provided, however, that without the consent of the Holder of each Outstanding Security affected thereby, an amendment under this Section may not:

                  (a) change the Stated Maturity of the principal of, or premium, if any, on, or any installment of principal of or premium, if any, or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof or any required repurchase by the Company, or change the manner in which the amount of any principal thereof or premium, if any, or interest thereon is determined or reduce the amount of the principal of any Original Issue Discount Security or Indexed Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.2, or change the currency or currency unit in which any Securities or any premium or the interest thereon is payable, or change the place of payment of principal of, or premium, if any, or interest on, or any installment of principal of, or premium, if any, or interest on, any Security, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption or any required repurchase of Securities by the Company, on or after the Redemption Date or specified repurchase date);

                  (b) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or reduce the requirements of Section 13.4 for quorum or voting;

                  (c) change any obligation of the Company to maintain an office or agency in the places and for the purposes specified in Section 9.2;

                  (d) make any change that adversely affects any right to convert or exchange any Security to which the provisions of Article 14 are applicable or, except as provided in this Indenture, decrease the conversion or exchange rate or increase the conversion or exchange price of any such Security; or

                  (e) make any change in this Section 8.2, Section 5.7 or
         Section 9.6 except to increase any percentage or to provide that certain other provisions of this Indenture cannot be modified or waived with the consent of the Holders of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder of a Security or coupon with respect to changes in the references to "the Trustee" and concomitant changes in this Section and Section 9.6 or the deletion of this proviso, in accordance with the requirements of Section 6.11 and 8.1(h).

                  A supplemental indenture which changes or eliminates any agreement or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such agreement or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

                  It is not necessary under this Section 8.2 for the Holders to consent to the particular form of any proposed supplemental indenture, but it is sufficient if they consent to the substance thereof.

                  Section 8.3. Compliance with Trust Indenture Act. Every amendment to this Indenture or the Securities of one or more series shall be set forth in a supplemental indenture that complies with the Trust Indenture Act as then in effect.

                  Section 8.4. Execution of Supplemental Indentures. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modification thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

                  Section 8.5. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder and of any interest coupon appertaining thereto shall be bound thereby.

                  Section 8.6. Reference in Securities to Supplemental Indentures. Securities, including any interest coupons, of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities including any interest coupons of any series so modified as to conform, in the opinion of the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities including any interest coupons of such series.

                  Section 8.7. Notice of Supplemental Indentures. Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of Section 8.2, the Company shall give notice thereof to the Holders of each Outstanding Security affected, in the manner provided for in Section 1.6, setting forth in general terms the substance of such supplemental indenture. Any failure of the Company to give such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

                                    ARTICLE 9

                                   AGREEMENTS

                  Section 9.1. Payment of Principal, Premium, if any, and Interest. The Company agrees for the benefit of the Holders of each series of Securities that it will duly and punctually pay the principal of, premium, if any, and interest, together with additional amounts, if any, on the Securities of that series in accordance with the terms of the Securities of such series, any interest coupons appertaining thereto and this Indenture; provided, however, that amounts properly withheld under the Internal Revenue Code of 1986, as amended, by any Person from a payment to any Holder of Securities, after having requested such Holder to provide applicable information that would allow such Person to make such payment without withholding, shall be considered as having been paid by the Company to such Holder for purposes of this Indenture. An installment of principal, premium, if any, or interest shall be considered paid on the date it is due if there shall have been sent to the Trustee or Paying Agent by wire transfer, received by no later than the close of business on such due date, or if the Trustee or Paying Agent otherwise holds, on that date money designated for and sufficient to pay the installment.

                  Section 9.2. Maintenance of Office or Agency. Unless otherwise specified as contemplated by Section 3.1, if Securities of a series are issued as Registered Securities, the Company will maintain in each Place of Payment for that series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange or conversion and where notices and demands to or upon the Company or any Guarantor in respect of the Securities or the Senior Guarantees of that series and this Indenture may be served. Unless otherwise specified as contemplated by Section 3.1, if Securities of a series are issuable as Bearer Securities, the Company will maintain (i) subject to any laws or regulations applicable thereto, an office or agency in a Place of Payment for that series which is located outside the United States where Securities of that series and related interest coupons may be presented and surrendered for payment; provided, however, that if the Securities of that series are listed on The International Stock Exchange of the United Kingdom and the Republic of Ireland Limited, the Luxembourg Stock Exchange or any other stock exchange located outside the United States and such stock exchange shall so require, the Company will maintain a Paying Agent for the Securities of that series in London, Luxembourg or any other required city located outside the United States, as the case may be, so long as the Securities of that series are listed on such exchange, and (ii) subject to any laws or regulations applicable thereto, an office or agency in a Place of Payment for that series which is located outside the United States, where Securities of that series may be surrendered for exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company and each Guarantor hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

                  Unless otherwise specified as contemplated by Section 3.1, no payment of principal, premium or interest on Bearer Securities shall be made at any office or agency of the Company in the United States, by check mailed to any address in the United States, by transfer to an account located in the United States or upon presentation or surrender in the United States of a Bearer Security or interest coupon for payment, even if the payment would be credited to an account located outside the United States; provided, however, that, if the Securities of a series are denominated and payable in Dollars, payment of principal of and any premium or interest on any such Bearer Security shall be made at the office of the Company's Paying Agent in the Borough of Manhattan, The City of New York, if (but only if) payment in Dollars of the full amount of such principal, premium or interest, as the case may be, at all offices or agencies outside the United States maintained for the purpose by the Company in accordance with this Indenture is illegal or effectively precluded by exchange controls or other similar restrictions.

                  Unless otherwise specified as contemplated by Section 3.1, the Company may also from time to time designate one or more other offices or agencies where the Securities (including any interest coupons, if any) of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities (including any interest coupons, if any) of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

                  Unless otherwise specified as contemplated by Section 3.1, the Trustee shall initially serve as Paying Agent.

                  Section 9.3. Money for Securities Payments to Be Held in Trust; Unclaimed Money. If the Company shall at any time act as its own Paying Agent with respect to any series of Securities and any interest coupons appertaining thereto, it will, on or before each due date of the principal of, premium, if any, or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal, premium, if any, or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee in writing of its action or failure so to act.

                  Whenever the Company shall have one or more Paying Agents for any series of Securities and any interest coupons appertaining thereto, it will, prior to each due date of the principal of or any premium or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

                  The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such

Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                  (a) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent;

                  (b) hold all sums held by it for the payment of the principal of, premium, if any, or interest on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (c) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment of principal, premium, if any, or interest on the Securities of that series; and

                  (d) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

                  The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the terms set forth in this Indenture; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                  Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of any principal of or premium or interest on any Security of any series and remaining unclaimed for two years after such principal, premium, if any, or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security and interest coupon, if any, shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may in the name and at the expense of the Company cause to be published once, in an Authorized Newspaper in each Place of Payment with respect to such series, or cause to be mailed to such Holder, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

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
                  Section 9.4. Corporate Existence. Subject to Article 7, the Company will at all times do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and its rights and franchises; provided that nothing in this Section 9.4 shall prevent the abandonment or termination of any right or franchise of the Company if it shall be determined that such abandonment or termination is desirable in the conduct of the business of the Company.

                  Section 9.5. Annual Review Certificate. The Company agrees to deliver to the Trustee, within 90 days after the end of each fiscal year of the Company, a certificate from the principal executive officer, principal financial officer, treasurer or principal accounting officer of the Company stating that a review of the activities of the Company during such year and of performance under this Indenture has been made under his or her supervision and to the best of his or her knowledge, based on such review, each of the Company and the Guarantors has fulfilled all of its obligations under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to him or her and the nature and status thereof. For purposes of this Section 9.5, such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture.

                  The Company shall deliver to the Trustee, as soon as possible and in any event within 30 days after the Company becomes aware of the occurrence of an Event of Default or an event which, with notice or the lapse of time or both, would constitute an Event of Default, an Officers' Certificate setting forth the details of such Event of Default or Default, and the action which the Company proposes to take with respect thereto.

                  Section 9.6. Maintenance of Properties. The Company will cause all properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order, normal wear and tear excepted, and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section 9.6 shall prevent the Company from discontinuing the operation or maintenance of any of such properties, or disposing of any of them, if such discontinuance or disposition is, in the judgment of the Company, desirable in the conduct of its business or the business of any Subsidiary.

                  Section 9.7. Payments of Taxes and Other Claims. The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a material lien upon the property of the Company or any Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

                  Section 9.8. Waiver of Certain Agreements. Except as otherwise specified as contemplated by Section 3.1 for Securities of such series, the Company or any Guarantor may, with respect to the Securities of any series, omit in any particular instance to comply with any term, provision or condition set forth in any agreement provided pursuant to Section 3.1(b)(15), 8.1(b) or 8.1(g) for the benefit of the Holders of such series if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities of such series shall, by act of such Holders in accordance with Section 1.4, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and each of the Guarantors and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

                                   ARTICLE 10

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

                  Section 10.1. Company to Furnish Trustee Names and Addresses of Holders. The Company will furnish or cause to be furnished to the Trustee:

                  (a) semi-annually, not more than 15 days after each Regular Record Date for any series, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Registered Securities of such series as of such Regular Record Date; and

                  (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content for any or all series as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses possessed by the Trustee in its capacity as Registrar.

                  Section 10.2. Preservation of Information, Communications to Holders. (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders of Registered Securities contained in the most recent list

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
furnished to the Trustee as provided in Section 10.1 and the names and addresses of Holders of Registered Securities received by the Trustee in its capacity as Registrar. The Trustee may destroy any list furnished to it as provided in
Section 10.1 upon receipt of a new list so furnished.

                  (b) The rights of Holders of Securities to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided in the Trust Indenture Act.

                  (c) Every Holder of Securities and interest coupons appertaining thereto, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company, the Guarantors nor the Trustee nor any agent of any of them shall be held accountable by reason of the disclosure of information as to the names and addresses of the Holders of Securities made pursuant to the Trust Indenture Act.

                  Section 10.3. Reports by Trustee. (a) The Trustee shall transmit to Holders of Securities such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act, at the times and in the manner provided pursuant thereto.

                  (b) Reports so required to be transmitted at stated intervals of not more than 12 months shall be transmitted no later than July 15 in each calendar year, commencing with the first July 15 after the first issuance of Securities under this Indenture.
                  (c) A copy of each such report shall, at the time of such transmission to Holders of Securities, be filed by the Trustee with each stock exchange upon which the Securities of any series may then be listed and also with the Commission. The Company will notify the Trustee whenever the Securities of any series are listed on any stock exchange.

                  Section 10.4. Reports by the Company and the Guarantors. The Company and each of the Guarantors shall file with the Trustee and the Commission, and transmit to the Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission. Notwithstanding anything contrary herein, the Trustee shall have no duty to review such documents for purposes of determining compliance with any provisions of this Indenture.

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
                                   ARTICLE 11
                                   REDEMPTION

            Section 11.1. Applicability of Article. Securities (including interest coupons, if any) of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 3.1 for Securities of any series) in accordance with this Article.

            Section 11.2. Election to Redeem; Notice to Trustee. The election of the Company to redeem any Securities, including interest coupons, if any, that, at the time of such election, may be redeemed at the option of the Company, shall be evidenced by a Board Resolution. In the case of any such redemption at the election of the Company of less than all the Securities or interest coupons, if any, of any series, the Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of Securities of such series to be redeemed and, if applicable, of the tenor of the Securities to be redeemed. In the case of any redemption of Securities (i) prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture or (ii) pursuant to an election of the Company which is subject to a condition specified in the terms of such Securities, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction or condition.

            Section 11.3. Selection of Securities to Be Redeemed. Unless otherwise specified as contemplated by Section 3.1, if less than all the Securities (including interest coupons, if any) of a series with the same terms are to be redeemed, the Trustee, not more than 60 days prior to the Redemption Date, shall select the Securities of the series to be redeemed in such manner as the Trustee shall deem fair and appropriate. The Trustee shall make the selection from Securities of the series that are Outstanding and that have not previously been called for redemption and may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities, including interest coupons, if any, of that series or any integral multiple thereof) of the principal amount of Securities, including interest coupons, if any, of such series of a denomination larger than the minimum authorized denomination for Securities of that series, provided, that the unredeemed portion of the principal amount of any Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security. The Trustee shall promptly notify the Company in writing of the Securities selected by the Trustee for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed. If the Company shall so direct, Securities registered in the name of the Company, any Guarantor, any Affiliate or any Subsidiary of the Company or any Guarantor shall not be included in the Securities selected for redemption.

            For purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities (including interest coupons, if any) shall relate, in the case of any Securities (including interest coupons, if any) redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities (including interest coupons, if any) which has been or is to be redeemed.

            If any Security that is convertible or exchangeable is selected for partial redemption and is converted or exchanged in part before termination of the conversion or exchange right with respect to the portion of the Security so selected, the converted or exchanged portion of such Security shall be deemed (so far as applicable) to be the portion selected for redemption. Securities which have been converted or exchanged during a selection of Securities to be redeemed shall be treated by the Trustee as Outstanding for the purposes of such selection.

            Section 11.4. Notice of Redemption. Unless otherwise specified as contemplated by Section 3.1, notice of redemption shall be given in the manner provided in Section 1.6 not less than 30 days nor more than 60 days prior to the Redemption Date to the Holders of the Securities to be redeemed.

            All notices of redemption shall state:

            (a) the Redemption Date;

            (b) the Redemption Price;

            (c) if less than all the Outstanding Securities of a series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Security or Securities to be redeemed;

            (d) the Place or Places of Payment where such Securities, together in the case of Bearer Securities with all interest coupons appertaining thereto, if any, maturing on or after the Redemption Date, are to be surrendered for payment of the Redemption Price;

            (e) that Securities of the series called for redemption and all unmatured interest coupons, if any, appertaining thereto must be surrendered to the Paying Agent to collect the Redemption Price;

            (f) that, on the Redemption Date, the Redemption Price will become due and payable upon each such Security, or the portion thereof, to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date;

            (g) that the redemption is from a sinking fund, if such is the case;

            (h) that, unless otherwise specified in such notice, Bearer Securities of any series, if any, surrendered for redemption must be accompanied by all interest coupons maturing subsequent to the Redemption Date or the amount of any such missing interest coupon or interest coupons will be deducted from the Redemption Price, unless security or indemnity satisfactory to the Company, the Trustee and any Paying Agent is furnished;

            (i) the CUSIP number, if any, of the Securities;

            (j) if applicable, the conversion or exchange price, the date on which the right to convert or exchange the Securities (or portions thereof to be redeemed) will terminate and the place or places where such Securities may be surrendered for conversion or exchange; and

            (k) the procedures that a Holder must follow to surrender the Securities so to be redeemed.

Notice of redemption of Securities to be redeemed shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

            Section 11.5. Deposit of Redemption Price. On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 9.3) an amount of money in the currency or currencies (including currency unit or units) in which the Securities of such series are payable (except as otherwise specified pursuant to Section 3.1 for the Securities of such series) sufficient to pay on the Redemption Date the Redemption Price of, and (unless the Redemption Date shall be an Interest Payment Date) interest accrued to the Redemption Date on, all Securities or portions thereof which are to be redeemed on that date.

            Unless any Security by its terms prohibits any redemption obligation from being satisfied by delivering and crediting Securities (including Securities redeemed otherwise than through a sinking fund), the Company may deliver such Securities to the Trustee for crediting of an amount equal to the then applicable Redemption Price for such Securities against such payment obligation in accordance with the terms of such Securities and this Indenture.

            Section 11.6. Securities Payable on Redemption Date. Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest and the interest coupons for any such interest appertaining to any Bearer Security so to be redeemed, except to the extent provided below, shall be void. Except as provided in the next succeeding paragraph, upon surrender of any such Security, including interest coupons, if any, for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest on Bearer Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable only at an office or agency located outside the United States and its possessions (except as otherwise provided in Section 9.2) and, unless otherwise specified as contemplated by Section 3.1, only upon presentation and surrender of interest coupons for such interest; and provided further, that, unless otherwise specified as contemplated by Section 3.1, installments of interest on Registered Securities that are due and payable on Interest Payment Dates that are on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Regular Record Dates according to their terms and the provisions of Section 3.7.

            If any Bearer Security surrendered for redemption shall not be accompanied by all appurtenant interest coupons maturing after the Redemption Date, such Bearer Security may be paid after deducting from the Redemption Price an amount equal to the face amount of all such missing interest coupons, or the surrender of such missing interest coupon or interest coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Bearer Security shall surrender to the Trustee or any Paying Agent any such missing interest coupon in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted; provided, however, that interest represented by interest coupons shall be payable only at an office or agency located outside of the United States (except as otherwise provided pursuant to Section 9.2) and, unless otherwise specified as contemplated by
Section 3.1, only upon presentation and surrender of those interest coupons.

            If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and premium, if any, shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

            Section 11.7. Securities Redeemed in Part. Upon surrender of a Security that is redeemed in part at any Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his or her attorney duly authorized in writing), the Company shall execute and the Trustee shall authenticate and deliver to the Holder of that Security, without service charge, a new Security or Securities (each with a Senior Guarantee of each Guarantor executed by each such Guarantor and endorsed thereon) of the same series, having the same form, terms and Stated Maturity, in any authorized denomination equal in aggregate principal amount to the unredeemed portion of the principal amount of the Security surrendered.

                                   ARTICLE 12
                                  SINKING FUNDS

            Section 12.1. Applicability of Article. The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 3.1 for Securities of such series.

            The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment." If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 12.2. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

            Section 12.2. Satisfaction of Sinking Fund Payments with Securities. The Company (i) may deliver Outstanding Securities of a series (other than any previously called for redemption) together, in the case of Bearer Securities of such series, with all unmatured interest coupons appertaining thereto and (ii) may apply as a credit Securities of a series which have been (x) redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, (y) converted or exchanged pursuant to Article 14 or (z) previously delivered to the Trustee and cancelled without reissuance pursuant to Section 3.9, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

            Section 12.3. Redemption of Securities for Sinking Fund. Not less than 45 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to
Section 12.2 and stating the basis for such credit and that such Securities have not been previously so credited, and will also deliver to the Trustee any Securities to be so delivered. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 11.3 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 11.4. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 11.6 and 11.7.

                                   ARTICLE 13
                        MEETINGS OF HOLDERS OF SECURITIES

           Section 13.1. Purposes for Which Meetings May Be Called. A meeting of Holders of Securities of any series may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, election, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities of such series.

            Section 13.2. Call, Notice and Place of Meetings. (a) The Trustee may at any time call a meeting of Holders of Securities of any series for any purpose specified in Section 13.1, to be held at such time and at such place in The City of New York or in such other place as may be acceptable to the Company. Notice of every meeting of Holders of Securities, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 1.6, not less than 20 nor more than 180 days prior to the date fixed for the meeting.

            (b) In case at any time the Company, pursuant to a Board Resolution, shall have requested the Trustee to call a meeting of the Holders of Securities of any series for any purpose specified in Section 13.1, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 20 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company may determine the time and the place in The City of New York or such other place as may be acceptable to the Company for such meeting and may call such meeting for such purposes by giving notice thereof as provided in paragraph
(a) of this Section 13.2.

            Section 13.3. Persons Entitled to Vote at Meetings. To be entitled to vote at any meeting of Holders of Securities of any series, a Person shall be
(a) a Holder of one or more Outstanding Securities of such series, or (b) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

            Section 13.4. Quorum; Action. The Persons entitled to vote a majority in principal amount of the Outstanding Securities of a series shall constitute a quorum for a meeting of Holders of Securities of such series; provided, however, that if any action is to be taken at such meeting with respect to a consent or waiver which this Indenture expressly provides may be given by the Holders of not less than a specified percentage in principal amount of the Outstanding Securities of a series, the Persons entitled to vote such specified percentage in principal amount of the Outstanding Securities of such series shall constitute a quorum. In the absence of a quorum within 30 minutes after the time appointed for any such meeting, the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at the reconvening of any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days; at the reconvening of any meeting adjourned or further adjourned for lack of a quorum, the persons entitled to vote 25% in aggregate principal amount of the then Outstanding Securities of the relevant series shall constitute a quorum for the taking of any action set forth in the notice of the original meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 13.2(b), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened.

            Except as limited by the proviso to Section 8.2, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted by the affirmative vote of the Holders of a majority in principal amount of the Outstanding Securities of that series, provided, however, that, except as limited by the proviso to Section 8.2, any resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other action which this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Securities of that series.

            Any resolution passed or decision taken at any meeting of Holders of Securities of any series duly held in accordance with this Section 13.4 shall be binding on all the Holders of Securities of such series and the related coupons, whether or not present or represented at the meeting.

            Notwithstanding the foregoing provisions of this Sections 13.4, if any action is to be taken at a meeting of Holders of Securities of any series with respect to any request, demand, authorization, direction, notice, consent, waiver or other action that this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage in principal amount of all Outstanding Securities affected thereby, or of the Holders of such series and one or more additional series:

            (1) there shall be no minimum quorum requirement for such meeting and

            (2) the principal amount of the Outstanding Securities of such series that vote in favor of such request, demand, authorization, direction, notice, consent, waiver or other action shall be taken into account in determining whether such request, demand, authorization, direction, notice, consent, waiver or other action has been made, given or taken under this Indenture.

            Section 13.5. Determination of Voting Rights; Conduct and Adjournment of Meetings. (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities of any series in regard to proof of the holding of Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 1.4 and the appointment of any proxy shall be provided in the manner specified in Section 1.4 or by having the signature of the Person executing the proxy witnessed or guaranteed by any trust company, bank or banker authorized by
Section 1.4 to certify to the holding of Bearer Securities. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 1.4 or other proof.

            (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman (which may be a Responsible Officer of the Trustee) of the meeting, unless the meeting shall have been called by the Company as provided in
Section 13.2(b), in which case the Company shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting.

            (c) At any meeting each Holder of a Security of such series or proxy shall be entitled to one vote for each U.S. $1,000 principal amount of Securities held or


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represented by him or her; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security or proxy.

            (d) Any meeting of Holders of Securities of a series duly called pursuant to Section 13.2 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting, and the meeting may be held as so adjourned without further notice.

            Section 13.6. Counting Votes and Recording Action of Meetings. The vote upon any resolution submitted to any meeting of Holders of Securities of any series shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities of such series or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities held or represented by them. The permanent chairman of the meeting shall appoint an inspector of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting its verified written reports in duplicate of all votes cast at the meeting. A record of the proceedings of each meeting of Holders of Securities shall be prepared by the applicable secretary of the meeting and there shall be attached to said record the original report of the inspector of votes on any vote by ballot taken thereat and affidavits by one or more Persons having knowledge of the facts, setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section
13.2 and, if applicable, Section 13.4. At least two copies of such record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one copy thereof shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                                   ARTICLE 14
                      CONVERSION OR EXCHANGE OF SECURITIES

           Section 14.1. Applicability of Article. (a) The provisions of this Article 14 shall be applicable to the Securities of any series which are convertible or exchangeable into Equity Securities of Allied, and to the issuance of such Equity Securities upon the conversion or exchange of such Securities, except as otherwise specified as contemplated by Section 3.1 for the Securities of such series.

            (b) The term "Equity Securities" shall mean all or any of the following, authorized from time to time: (i) Allied's Common Stock, $.01 par value (the "Common


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
Stock"), (ii) Allied's Preferred Stock, $.10 par value (the "Preferred Stock"), and (iii) any other equity securities of Allied.

            Section 14.2. Exercise of Conversion or Exchange Privilege. (a) In order to exercise a conversion or exchange privilege, the Holder of a Security of a series with such privilege shall surrender such Security, together, in the case of any Bearer Security, with all unmatured interest coupons and any matured interest coupons in default appertaining thereto, to the Company at the office or agency maintained for that purpose pursuant to Section 9.2, accompanied by written notice to Allied and the Company that the Holder elects to convert or exchange such Security or a specified portion thereof. Such notice shall also state, if different from the name and address of such Holder, the name or names (with address) in which the certificate or certificates for Equity Securities which shall be issuable on such conversion or exchange shall be issued. Registered Securities surrendered for conversion or exchange shall (if so required by Allied, the Company or the Trustee) be duly endorsed by or accompanied by instruments of transfer in forms satisfactory to Allied, the Company and the Trustee duly executed by the registered Holder or its attorney duly authorized in writing.

            (b) As promptly as practicable after the receipt of such notice and of any payment required pursuant to a Board Resolution establishing the terms of any series of Securities and, subject to Section 3.3, set forth, or determined in the manner provided, in an Officers' Certificate, or established in one or more indentures supplemental hereto setting forth the terms of such series of Security, and the surrender of such Security in accordance with such reasonable regulations as Allied and the Company may prescribe, Allied shall issue and shall deliver, at the office or agency at which such Security is surrendered, to such Holder or on its written order, a certificate or certificates for the number of Equity Securities issuable upon the conversion or exchange of such Security (or specified portion thereof), in accordance with the provisions of such Board Resolution, Officers' Certificate or supplemental indenture, and cash as provided therein in respect of any fractional share of such Equity Security otherwise issuable upon such conversion or exchange.

            (c) Such conversion or exchange shall be deemed to have been effected immediately prior to the close of business on the date on which such notice and such payment, if required, shall have been received in proper order for conversion or exchange by Allied and the Company and such Security shall have been surrendered as aforesaid and at such time the rights of the Holder of such Security as such Security Holder shall cease and the person or persons in whose name or names any certificate or certificates for Equity Securities of Allied shall be issuable upon such conversion or exchange shall be deemed to have become the Holder or Holders of record of the Equity Securities represented thereby. Except as set forth above and subject to paragraph (d) of Section 3.7, no payment or adjustment shall be made upon any conversion or exchange on


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
account of any interest accrued on the Securities surrendered for conversion or exchange, or on account of any dividends on the Equity Securities of Allied issued upon such conversion or exchange if the record date for the payment of such dividends occurs prior to or on the date on which such conversion or exchange shall be deemed to have been effected.

            In the case of any Security which is converted or exchanged in part only, upon such conversion or exchange the Company shall execute and the Trustee shall authenticate and deliver to or on the order of the Holder thereof, at the expense of the Company, a new Security or Securities of the same series, of authorized denominations, in aggregate principal amount equal to the unconverted or unexchanged portion of such Security.

            Any requirements for notice, surrender or delivery of Securities pursuant to this Article Fourteen shall, with respect to any Global Security, be subject to any Applicable Procedures.

            Section 14.3. No Fractional Equity Securities. No fractional Equity Security of Allied shall be issued upon conversions or exchanges of Securities of any series. If more than one Security shall be surrendered for conversion or exchange at one time by the same Holder, the number of full shares of the Equity Security which shall be issuable upon conversion or exchange shall be computed on the basis of the aggregate principal amount of the Securities (or specified portions thereof to the extent permitted hereby) so surrendered. If, except for the provisions of this Section 14.3, any Holder of a Security or Securities would be entitled to a fractional share of any Equity Security of Allied upon the conversion or exchange of such Security or Securities, or specified portions thereof, Allied or the Company shall pay to such Holder an amount in cash equal to the current market value of such fractional share computed, (i) if such Equity Security is listed or admitted to unlisted trading privileges on a national securities exchange, on the basis of the last reported sale price regular way on the principal exchange where such Equity Security is listed or admitted, on the last trading day prior to the date of conversion or exchange upon which such a sale shall have been effected, (ii) if such Equity Security is not at the time so listed or admitted on a national securities exchange but is quoted on the National Market System of the National Association of Securities Dealers, Inc. ("NASDAQ"), on the basis of the average of the last bid and asked prices of such Equity Security on NASDAQ on the last trading day prior to the date of conversion or exchange, (iii) if such Equity Security is not at the time so listed or admitted to unlisted trading privileges on a national securities exchange or quoted on NASDAQ, on the basis of the average of the last bid and asked prices of such Equity Security in the over-the-counter market, on the last trading day prior to the date of conversion or exchange, as reported by the National Quotation Bureau Incorporated or similar organization if the National Quotation Bureau Incorporated is no longer reporting such information, or (iv) in accordance with the terms of the supplemental indenture or Board Resolutions setting the terms of the Securities of such series. For purposes of this Section, "trading day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday other than any day on which the applicable Equity Security is not traded or quoted on a national securities exchange, or if the applicable Equity Security is not traded or quoted on a national securities exchange, on NASDAQ or the principal exchange or market on which the applicable Equity Security is traded or quoted.

            Section 14.4. Adjustment of Conversion or Exchange Price; Consolidation or Merger. The conversion or exchange price of Securities of any series that is convertible or exchangeable into an Equity Security of Allied shall be adjusted for any stock dividends, stock splits, reclassifications, combinations or similar transactions, and the securities, assets or other property into or for which such Securities may be converted or exchanged as a result of any consolidation, merger, combination or similar transaction shall be determined, in accordance with the terms of the supplemental indenture or Board Resolutions setting the terms of the Securities of such series.

            Whenever the conversion or exchange price is adjusted, Allied and the Company shall compute the adjusted conversion or exchange price in accordance with the terms of the applicable Board Resolution or supplemental indenture and shall prepare an Officers' Certificate setting forth the adjusted conversion or exchange price and showing in reasonable detail the facts upon which such adjustment is based. Whenever the securities, assets or other property into or for which Securities of any series may be converted or exchanged are changed as a result of any consolidation, merger or similar transaction, Allied and the Company shall determine the nature and amount of such securities, assets or other property in accordance with the terms of the applicable Board Resolution or supplemental indenture and shall prepare an Officer's Certificate describing such securities, assets or other property and stating the amount of such securities, assets or other property into or for which such Securities have become convertible or exchangeable. Such certificates shall forthwith be filed at each office or agency maintained for the purpose of conversion or exchange of Securities pursuant to Section 9.2 and, if different, with the Trustee Allied and the Company shall forthwith cause a notice setting forth the adjusted conversion or exchange price or describing such securities, assets or other property, as applicable, to be mailed, first class postage prepaid, to each Holder of Registered Securities of such series at its address appearing on the Register and to any conversion or exchange agent other than the Trustee and shall give notice to the Holder of Bearer Securities as provided in 1.6.

            Section 14.5. Notice of Certain Corporate Actions. If any series of Securities which are directly or indirectly convertible or exchangeable for any Equity Securities are Outstanding, in case:

            (a) Allied shall declare a dividend (or any other distribution) on any class of such Equity Securities (i) payable otherwise than exclusively in cash out of its retained earnings, or (ii) exclusively in cash out of its retained earnings in an amount that, under the terms of such Securities, would require an adjustment in the exchange or conversion price of such Securities; or

            (b) Allied shall authorize the granting to the holders of any class of such Equity Securities of rights, options or warrants to subscribe for or purchase any shares of capital stock of any class or of any other rights; or

            (c) of any reclassification of any class of such Equity Securities (other than a subdivision or combination of its outstanding shares of such Equity Securities), or of any consolidation or merger to which the Company is a party and for which approval of any shareholders of the Company is required, or of the sale of all or substantially all of the assets of Allied; or

            (d) of the voluntary or involuntary dissolution, liquidation or winding up of Allied; or

            (e) the Company or any Subsidiary of the Company shall commence a tender or exchange offer for all or a portion of the Company's outstanding shares of such Equity Securities (or shall amend any such tender or exchange offer);

then Allied and the Company shall cause to be filed with the Trustee, and shall cause to be mailed to all Holders at their addresses as they shall appear in the Register and shall give notice to the Holder of Bearer Securities as provided in
Section 1.6., at least 20 days (or 10 days in any case specified in clause (a) or (b) above) prior to the applicable record date hereinafter specified, a notice stating (i) the date on which a record is to be taken for the purpose of such dividend, distribution, rights, options or warrants, or, if a record is not to be taken, the date as of which the Holders of such Equity Securities of record to be entitled to such dividend, distribution, rights, options or warrants are to be determined, or (ii) the date on which such reclassification, consolidation, merger, share exchange, sale, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of such Equity Securities of record shall be entitled to exchange such Equity Securities for securities, cash or other property deliverable upon such reclassification, consolidation, merger, share exchange, sale, dissolution, liquidation or winding up or (iii) the date on which such tender or exchange offer commenced, the date on which such tender or exchange offer is scheduled to expire unless extended, the consideration offered and the other material terms thereof (or the material terms of any amendment thereto). If at any time the Trustee shall not be the conversion or exchange agent, a copy of such notice shall also forthwith be filed by Allied and the Company with the Trustee.

            Section 14.6. Reservation of Equity Securities. Allied shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Equity Securities, solely for the purpose of effecting the conversion or exchange of Securities, the full number of Equity Securities of Allied then issuable upon the conversion or exchange of all Outstanding Securities of any series that has conversion or exchange rights.

            Section 14.7. Payment of Certain Taxes Upon Conversion or Exchange. Allied and the Company will pay any and all taxes that may be payable in respect of the issue or delivery of Allied's Equity Securities on conversion or exchange of Securities pursuant hereto. Allied and the Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of its Equity Securities in a name other than that of the Holder of the Security or Securities to be converted or exchanged, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to Allied and the Company the amount of any such tax, or has established, to the satisfaction of Allied and the Company, that such tax has been paid.

            Section 14.8. Duties of Trustee Regarding Conversion or Exchange. Neither the Trustee nor any conversion or exchange agent shall at any time be under any duty or responsibility to any Holder of Securities of any series that is convertible or exchangeable into Equity Securities of Allied to determine whether any facts exist which may require any adjustment of the conversion or exchange price, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, whether herein or in any supplemental indenture, any resolutions of the Board of Directors or written instrument executed by one or more officers of Allied and the Company provided to be employed in making the same. Neither the Trustee nor any conversion or exchange agent shall be accountable with respect to the validity or value (or the kind or amount) of any Equity Securities of Allied, or of any securities or property, which may at any time be issued or delivered upon the conversion or exchange of any Securities and neither the Trustee nor any conversion or exchange agent makes any representation with respect thereto. Subject to the provisions of Section 6.1, neither the Trustee nor any conversion or exchange agent shall be responsible for any failure of Allied or the Company to issue, transfer or deliver any of Allied's Equity Securities or stock certificates or other securities or property upon the surrender of any Security for the purpose of conversion or exchange or to comply with any of the covenants of Allied and the Company contained in this Article 14 or in the applicable supplemental indenture, resolutions of the Board of Directors or written instrument executed by one or more duly authorized officers of Allied and the Company.

            Section 14.9. Repayment of Certain Funds Upon Conversion or Exchange. Any funds which at any time have been deposited by the Company or on its


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
behalf with the Trustee or any Paying Agent for the purpose of paying the principal of, premium, if any, and interest, if any, on any of the Securities (including funds deposited for redemption pursuant to Article 11 or for any sinking fund referred to in Article 12 hereof) and which shall not be required for such purposes because of the conversion or exchange of such Securities as provided in this Article 14 shall after such conversion or exchange be repaid to the Company by the Trustee upon the Company's written request by Company Request.

                                   ARTICLE 15
                                SENIOR GUARANTEE

            Section 15.1. Senior Guarantee. Unless otherwise specified as contemplated by Section 3.1, Each of Allied and the Subsidiary Guarantors hereby jointly and severally unconditionally guarantees on a senior basis to each Holder of a Security authenticated and delivered by the Trustee, and to the Trustee on behalf of such Holder, the due and punctual payment of the principal of, premium, if any, and interest on such Security when and as the same shall become due and payable, whether at the Stated Maturity or by acceleration, call for redemption, purchase or otherwise, in accordance with the terms of such Security and of this Indenture. In case of the failure of the Company punctually to make any such payment, each of Allied and the Subsidiary Guarantors hereby jointly and severally agrees to cause such payment to be made punctually when and as the same shall become due and payable, whether at the Stated Maturity or by acceleration, call for redemption, purchase or otherwise, and as if such payment were made by the Company. Further, in the case of the failure of any Subsidiary Guarantor punctually to make any payment required of it hereunder, Allied agrees to cause such payment to be made when and as the same shall become due and payable, as if such payment were made by such Subsidiary Guarantor.

            Unless otherwise specified as contemplated by Section 3.1, each of the Guarantors hereby jointly and severally agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of any Security or this Indenture, the absence of any action to enforce the same, any creation, exchange, release or nonperfection of any Lien on any collateral for, or any release or amendment or waiver of any term of any other Guarantee of, or any consent to departure from any requirement of any other Guarantee, of all or any of the Securities, the election by the Trustee or any of the Holders in any proceeding under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code") of the application of Section 1111(b)(2) of the Bankruptcy Code, any borrowing or grant of a security interest by the Company, as debtor in possession, under Section 364 of the Bankruptcy Code, the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of the claims of the Trustee or any of the Holders for payment of any of the Securities, any waiver or consent by the

Holder of any Security or by the Trustee with respect to any provisions thereof or of this Indenture, the obtaining of any judgment against the Company (or with respect to the Allied Subsidiary Guarantee, any Subsidiary Guarantor) or any action to enforce the same or any other circumstances which might otherwise constitute a legal or equitable discharge or defense of a guarantor. Each of the Guarantors hereby waives the benefits of diligence, presentment, demand of payment, any requirement that the Trustee or any of the Holders protect, secure, perfect or insure any security interest in or other Lien on any property subject thereto or exhaust any right or take any action against the Company (or, with respect to the Allied Subsidiary Guarantee, any Subsidiary Guarantor) or any other Person or any collateral, filing of claims with a court in the event of insolvency or bankruptcy of the Company (or, with respect to the Allied Subsidiary Guarantee, any Subsidiary Guarantor), any right to require a proceeding first against the Company (or, with respect to the Allied Subsidiary Guarantee, any Subsidiary Guarantor), protest or notice with respect to any Security (or, with respect to the Allied Subsidiary Guarantee, the Subsidiary Guarantees) or the indebtedness evidenced thereby and all demands whatsoever, and agrees that this Senior Guarantee will not be discharged in respect of any Security (or, with respect to the Allied Subsidiary Guarantee, the Subsidiary Guarantees) except by complete performance of the obligations contained in such Security (or, with respect to the Allied Subsidiary Guarantee, the Subsidiary Guarantees) and in this Senior Guarantee. Each of the Guarantors hereby agrees that, in the event of a default in payment of principal of, premium, if any, or interest on any Security (or, with respect to the Allied Subsidiary Guarantee, the Subsidiary Guarantee), whether at its Stated Maturity or by acceleration, call for redemption, purchase or otherwise, legal proceedings may be instituted by the Trustee on behalf of, or by, the Holder of such Security subject to the terms and conditions set forth in this Indenture, directly against each or any of the Guarantors (or, with respect to the Allied Subsidiary Guarantee, against Allied) to enforce its Senior Guarantee without first proceeding against the Company (or, with respect to the Allied Subsidiary Guarantee, against any Subsidiary Guarantor). Each Guarantor agrees that if, after the occurrence and during the continuance of an Event of Default, the Trustee or any of the Holders are prevented by applicable law from exercising their respective rights to accelerate the maturity of the Securities, to collect interest on the Securities or to enforce or exercise any other right or remedy with respect to the Securities (or, with respect to the Allied Subsidiary Guarantee, to enforce or exercise the Subsidiary Guarantees), or the Trustee or the Holders are prevented from taking any action to realize on any collateral, such Guarantor agrees to pay to the Trustee for the account of the Holders, upon demand therefor, the amount that would otherwise have been due and payable had such rights and remedies been permitted to be exercised by the Trustee or any of the Holders.

            No provision of any Senior Guarantee or Security or of the Indenture shall alter or impair (i) the Senior Guarantee of any Guarantor, which is absolute and unconditional, of the due and punctual payment of the principal of, premium, if any, and interest on the Security upon which such Senior Guarantee is endorsed, or (ii) the Allied Subsidiary Guarantee, which is absolute and unconditional, of the due and punctual performance by the Subsidiary Guarantors of their obligations under the Subsidiary Guarantees.

            Each Guarantor shall be subrogated to all rights of the Holders of the Securities upon which its Senior Guarantee is endorsed against the Company (or, with respect to the Allied Subsidiary Guarantee, any Subsidiary Guarantor) in respect of any amounts paid by such Guarantor on account of such Security (or, with respect to the Allied Subsidiary Guarantee, on account of the Subsidiary Guarantees) pursuant to the provisions of its Senior Guarantee or this Indenture; provided, however, that no Guarantor shall be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation until the principal of, premium, if any, and interest on all Securities issued hereunder shall have been paid in full.

            Each Senior Guarantee shall remain in full force and effect and continue to be effective should any petition be filed by or against the Company (or, with respect to the Allied Subsidiary Guarantee, any Subsidiary Guarantor) for liquidation or reorganization, should the Company (or, with respect to the Allied Subsidiary Guarantee, any Subsidiary Guarantor) become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the assets of the Company (or, with respect to the Allied Subsidiary Guarantee, the assets of any Subsidiary Guarantor) and shall, to the fullest extent permitted by law, continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Securities (or, with respect to the Allied Subsidiary Guarantee, any Subsidiary Guarantee) is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee on the Securities, whether as a "voidable preference," "fraudulent transfer" or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Securities shall, to the fullest extent permitted by law, be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

            No officer, director, employer or incorporator, past, present or future, of any Guarantor, as such, shall have any personal liability under any Senior Guarantee by reason of his, her or its status as such officer, director, employer or incorporator.

            To the extent that any Subsidiary Guarantor shall be required to pay any amounts on account of the Securities pursuant to its Senior Guarantee in excess of the greater of (i) the amount of the economic benefit actually received by such Subsidiary Guarantor from the issuance of the Securities and
(ii) an amount calculated as the product of (A) the aggregate amount payable by the Subsidiary Guarantors on account of the Securities pursuant to their Senior Guarantees times (B) the proportion (expressed as a fraction) that such Subsidiary Guarantor's net worth at the date enforcement of its Senior Guarantee is sought bears to the aggregate net worth of all Subsidiary Guarantors at such date, then such Subsidiary Guarantor shall be reimbursed by the other Subsidiary Guarantors for the amount of such excess, pro rata, based upon the respective net worth of such other Subsidiary Guarantors at the date enforcement of its Senior Guarantees is sought. This paragraph is intended only to define the relative rights of the Subsidiary Guarantors as among themselves, and nothing set forth in this paragraph is intended to or shall impair the joint and several obligations of the Guarantors under their respective Senior Guarantees.

            The Guarantors shall have the right to seek contribution from any nonpaying Guarantor so long as the exercise or such right does not impair the rights of the Holders under any Senior Guarantee.

            Section 15.2. Execution and Delivery of Senior Guarantees. The Senior Guarantees to be endorsed on the Securities shall include the terms of the Senior Guarantee set forth in Section 15.1 and any other terms that may be set forth in the form established pursuant to Section 2.3 and Section 3.1. Each of the Guarantors hereby agrees to execute its Senior Guarantee, in a form established pursuant to Section 2.3 and Section 3.1, to be endorsed on each Security authenticated and delivered by the Trustee.

            The Senior Guarantee shall be executed on behalf of each respective Guarantor by any one of such Guarantor's Chairman of the Board, Vice Chairman of the Board, President, Treasurer or Vice Presidents, attested by its Secretary or Assistant Secretary. The signature of any or all of these officers on the Senior Guarantee may be manual or facsimile and may be pursuant to a duly executed power of attorney.

            A Senior Guarantee bearing the manual or facsimile signatures of individuals who were at any time the proper officers of a Guarantor shall bind such Guarantor, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of the Security on which such Senior Guarantee is endorsed or did not hold such offices at the date of such Senior Guarantee.

            The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Senior Guarantee endorsed thereon on behalf of the Guarantors. Each of the Guarantors hereby jointly and severally agrees that its Senior Guarantee set forth in
Section 15.1 shall remain in full force and effect notwithstanding any failure to endorse a Senior Guarantee on any Security.

            Section 15.3. Subsidiary Guarantors May Consolidate, Etc., on Certain Terms. Nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of a Subsidiary Guarantor with or into the Company or a Guarantor or shall prevent any sale or conveyance of the property of a Subsidiary Guarantor as an entirety or substantially as an entirety to the Company or a Guarantor.

            Section 15.4. Release of Guarantors. (a) Concurrently with any consolidation or merger of a Subsidiary Guarantor or any sale or conveyance of the property of a Subsidiary Guarantor as an entirety or substantially as an entirety, in each case as permitted by Section 15.3, and upon delivery by the Company to the Trustee of an Officers' Certificate and an Opinion of Counsel to the effect that such consolidation, merger, sale or conveyance was made in accordance with Section 15.3, the Trustee shall execute any documents reasonably required in order to evidence the release of such Subsidiary Guarantor from its obligations under its Subsidiary Guarantees endorsed on the Securities and under this Article 15. Any Subsidiary Guarantor not released from its obligations under its Subsidiary Guarantees endorsed on the Securities and under this
Article 15 shall remain liable for the full amount of principal of, premium, if any, and interest on the Securities and for the other obligations of a Subsidiary Guarantor under its Subsidiary Guarantees endorsed on the Securities and under this Article 15.

            (b) Concurrently with the defeasance of the Securities under Section
4.4 or the agreement defeasance of the Securities under Section 4.5, the Guarantors shall be released from all of their obligations under their Senior Guarantees endorsed on the Securities and under this Article 15.

            (c) Upon the consummation of any transaction (whether involving a sale or other disposition of securities, a merger or otherwise) whereby any Subsidiary Guarantor ceases to be a Restricted Subsidiary and which transaction is otherwise in compliance with the provisions of this Indenture, such Subsidiary Guarantor shall automatically be released from all obligations under its Subsidiary Guarantees endorsed on the Securities and under this Article 15.

            (d) The Guarantors shall be released from all of their obligations under the Senior Guarantees endorsed on the Securities of any series and under this Section 15 upon the occurrence of such other event or events as may be established with respect to such series in accordance with Section 3.1.

            Section 15.5. Additional Guarantors. Unless otherwise specified as contemplated by Section 3.1, the Company shall cause each Person that becomes a Restricted Subsidiary after the date of this Indenture, upon becoming a Restricted Subsidiary, to become a Subsidiary Guarantor with respect to the Securities. Any such Person shall become a Subsidiary Guarantor by executing and delivering to the Trustee

(a) a supplemental indenture, in form and substance satisfactory to the Trustee, which subjects such Person to the provisions of this Indenture as a Subsidiary Guarantor and (b) an Opinion of Counsel to the effect that such supplemental indenture has been duly authorized and executed by such Person and constitutes the legal, valid, binding and enforceable obligation of such Person (subject to such customary exceptions concerning creditors' rights and equitable principles as may be acceptable to the Trustee in its discretion).

                                   ARTICLE 16
                JURISDICTION AND CONSENT TO SERVICE OF PROCESS

            Section 16.1.  Jurisdiction and Consent to Service of Process.
(a) Each of the Company and the Guarantors hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to the Securities, the Senior Guarantees, this Indenture, or for recognition or enforcement of any judgment, and each of such Persons hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the Company and the Guarantors agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Article 16 shall affect any right that any Holder or the Trustee may otherwise have to bring any action or proceeding relating to the Securities, the Senior Guarantees, this Indenture Agreement against the Company, any Guarantor or their respective properties in the courts of any jurisdiction.

            (b) Each of the Company and the Guarantors hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to the Securities, the Senior Guarantees or this Indenture in any New York State or Federal court. Each of the Company and the Guarantors hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

            (c) Each of the Company and the Guarantors irrevocably consents to service of process in the manner provided for notices in Section 1.5 Nothing in this Agreement will affect the right of any Holder or the Trustee to serve process in any other manner permitted by law.

                              --------------------

            This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

            IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                    ALLIED WASTE NORTH AMERICA, INC.


                                    By: /s/ G. Thomas Rochford, Jr.
                                       ----------------------------------
                                       Name: G. Thomas Rochford, Jr.
                                       Title:
Attest:

/s/ Jeremy Apker
----------------------------------
Name: Jeremy Apker
Title:

                                    ALLIED WASTE INDUSTRIES, INC.


                                    for purposes of Article 14 and as
                                    Guarantor of the Securities and as
                                    Guarantor of the obligations of the
                                    Subsidiary Guarantors under the
                                    Subsidiary Guarantees


                                    By: /s/ G. Thomas Rochford, Jr.
                                       ----------------------------------
                                       Name: G. Thomas Rochford, Jr.
                                       Title:
Attest:

/s/ Steven M. Helm
----------------------------------
Name: Steven M. Helm
Title:

                                    Each of the Subsidiary Guarantors Listed on Schedule I hereto, as Guarantor of the Securities


                                    By*: /s/ G. Thomas Rochford, Jr.
                                        ----------------------------------
                                        Name: G. Thomas Rochford, Jr.
                                        Title:
Attest*:

/s/ Jeremy Apker
--------------------------
Name: Jeremy Apker
Title:

                                    U.S. BANK TRUST NATIONAL ASSOCIATION


                                    By: /s/ Richard H. Prokosch
                                       ----------------------------------
                                       Name: Richard H. Prokosch
                                       Title: Assistant Vice President


----------
* Signing as duly authorized officer for each such Subsidiary Guarantor.

                                   SCHEDULE I

                             Subsidiary Guarantors


NAME OF SUBSIDIARY GUARANTOR                 STATE OF ORGANIZATION
-----------------------------------------------------------------------------
A-1 Service, Inc.                                     Iowa
Aaro Waste Paper Company                              Michigan
AAWI, Inc.                                            Texas
Able Sanitation, Inc.                                 Michigan
Adrian Landfill, Inc.                                 Michigan
ADS, Inc.                                             Oklahoma
ADS of Illinois, Inc.                                 Illinois
Affordable Dumpsters, Inc                             Illinois
Alabama Recycling Services, Inc.                      Alabama
Alaska Street Associates, Inc.                        Washington
Allied Acquisition Pennsylvania, Inc.                 Pennsylvania
Allied Acquisition Two, Inc.                          Massachusetts
Allied Cartage, Inc.                                  Massachusetts
Allied Gas Recovery Systems, L.L.C.                   Delaware
Allied Nova Scotia, Inc.                              Delaware
Allied Services, LLC                                  Delaware
Allied Waste Company, Inc.                            Delaware
Allied Waste Industries (Arizona), Inc.               Arizona
Allied Waste Industries of New York, Inc.             New York
Allied Waste Landfill Holdings, Inc.                  Delaware
Allied Waste North America, Inc.                      Delaware
Allied Waste of California, Inc.                      California
Allied Waste of Long Island, Inc.                     New York
Allied Waste of New Jersey, LLC                       Delaware
Allied Waste Rural Sanitation, Inc.                   Delaware
Allied Waste Services, Inc.                           Massachusetts
Allied Waste Systems, Inc.                            Delaware
Allied Waste Systems, Inc.                            Ohio
Allied Waste Systems Holdings, Inc.                   Delaware
Allied Waste Transportation, Inc.                     Delaware
Americal Co.                                          Michigan
American Disposal Services, Inc.                      Delaware
American Disposal Services of Illinois, Inc.          Delaware
American Disposal Services of Kansas, Inc.            Kansas
American Disposal Services of Missouri, Inc.          Oklahoma
American Disposal Services of New Jersey, Inc.        Delaware
American Disposal Services of West Virginia, Inc.     Delaware
American Disposal Transfer Services of Illinois, Inc. Delaware
American Transfer Company, Inc.                       New York


Delta Container Corporation                                 California
Delta Paper Stock Co.                                       California
Denver Regional Landfill, Inc.                              Colorado
Dinverno, Inc.                                              Michigan
Dinverno Recycling, Inc.                                    Michigan
Dopheide Sanitary Service, Inc.                             Nebraska
Draw Acquisition Company Eighteen                           Delaware
Draw Acquisition Company Twenty Two                         Delaware
Draw Acquisition Company Twenty Three                       Delaware
Draw Enterprises II, Inc.                                   Illinois
Draw Enterprises Real Estate, Inc.                          Illinois
Draw Enterprises Real Estate, L.P.                          Illinois
Duncan Disposal Service, Inc.                               Michigan
Eagle Industries Leasing, Inc.                              Michigan
East Coast Waste Systems, Inc.                              Massachusetts
ECDC Environmental of Humbolt County, Inc.                  Delaware
ECDC Environmental, L.C.                                    Utah
ECDC Holdings, Inc.                                         Delaware
Ellis County Landfill TX, LLC                               Delaware
Ellis County Landfill TX, L.P.                              Delaware
Ellis Scott Landfill MO, LLC                                Delaware
Elmhurst Disposal Company                                   Illinois
Enviro Carting Inc.                                         New York
Environmental Development Corporation                       Delaware
Environmental Reclamation Company                           Illinois
Enviro Recycling, Inc.                                      New York
Envotech-Illinois, L.L.C.                                   Delaware
Environtech, Inc.                                           Delaware
Evergreen Scavenger Service, Inc.                           Delaware
Evergreen Scavenger Service, L.L.C.                         Delaware
Fred B. Barbara Trucking Co., Inc.                          Illinois
Fort Worth Landfill TX, LP                                  Delaware
Forward, Inc.                                               California
G. Van Dyken Disposal Inc.                                  Michigan
Garofalo Brothers, Inc.                                     New Jersey
Garofalo Recycling and Transfer Station Co., Inc.           New Jersey
Gary Recycling Services, Inc.                               Indiana
General Refuse Rolloff Corp.                                Delaware
Georgia Recycling Services, Inc.                            Delaware
Golden Eagle Disposals, Inc.                                New York
Golden Waste Disposal, Inc.                                 Georgia
Great Lakes Disposal Services, Inc.                         Delaware
Great Midwestern Recovery Systems, Inc.                     Illinois
Great Plains Landfill OK, LLC                               Delaware
Harland's Sanitary Landfill, Inc.                           Michigan

Hawkeye Disposal Services, Inc.                        Iowa
Illiana Disposal Partnership                           Indiana
Illinois Bulk Handlers, Inc.                           Illinois
Illinois Landfill, Inc.                                Illinois
Illinois Recycling Services, Inc.                      Illinois
Independent Trucking Company                           California
Indiana Recycling Service, Incorporated                Indiana
Industrial Services of Illinois, Inc.                  Illinois
Ingrum Waste Disposal, Inc.                            Illinois
Jefferson City Landfill, LLC                           Delaware
Joe Di Rese & Sons, Inc.                               New Jersey
Key Waste Indiana Partnership                          Indiana
Laidlaw Waste Systems (Dallas) Inc.                    Delaware
Laidlaw Waste Systems (Kansas City) Inc.               Missouri
Laidlaw Waste Systems (Texas) Inc.                     Texas
Lake Shore Distributions, Inc.                         Illinois
Lathrop Sunrise Sanitation Corporation                 California
Lee County Landfill SC, LLC                            Delaware
Lee County Landfill, Inc.                              Illinois
Lemons Landfill, LLC                                   Delaware
Liberty Waste Holdings, Inc.                           Delaware
Liberty Waste Services Limited, L.L.C.                 Delaware
Liberty Waste Services of Illinois, L.L.C.             Illinois
Liberty Waste Services of McCook, L.L.C.               Delaware
Loop Express, Inc.                                     Illinois
Loop Recycling, Inc.                                   Illinois
Loop Transfer, Incorporated                            Illinois
Louis Pinto & Son, Inc., Sanitation Contractors        New Jersey
Manumit of Florida, Inc.                               Florida
Mars Road TX, LP                                       Delaware
MCM Sanitation, Inc.                                   New York
Medical Disposal Services, Inc.                        Illinois
Mesquite Landfill TX, LP                               Delaware
Metropolitan Disposal, Inc.                            Massachusetts
Mississippi Waste Paper Company                        Mississippi
MJS Associates, Inc.                                   Washington
Monarch Disposal, Inc.                                 Illinois
NationsWaste, Inc.                                     Delaware
Newton County Landfill Partnership                     Indiana
Nimishillen Industrial Park, Inc.                      Ohio
Northeast Landfill, LLC                                Delaware
Northeast Sanitary Landfill, Inc.                      South Carolina
Northwest Recycling, Inc.                              Illinois
Oakland Heights Development, Inc.                      Michigan
Oklahoma City Landfill, LLC                            Oklahoma

Oklahoma Refuse, Inc.                             Oklahoma
Organized Sanitary Collectors and Recyclers, Inc. Nebraska
Oscar's Collection System of Fremont, Inc.        Nebraska
Otay Landfill, Inc.                               California
Ottawa County Landfill, Inc.                      Delaware
Packerton Land Company, L.L.C.                    Delaware
Packman, Inc.                                     Kansas
Palomar Transfer Station, Inc.                    California
Paper Fibres Company                              Washington
Paper Fibers, Inc.                                Washington
Pinal County Landfill Corporation                 Arizona
Pinecrest Landfill OK, LLC                        Delaware
Pine Hill Farms Landfill TX, LP                   Delaware
Pittsburg County Landfill, Inc.                   Oklahoma
Pleasant Oaks Landfill TX, LP                     Delaware
Price & Sons Recycling Company                    Georgia
R. 18, Inc.                                       Illinois
Rabanco Intermodal/B.C., Inc.                     Washington
Rabanco, Ltd.                                     Washington
Rabanco Recycling, Inc.                           Washington
Rabanco Regional Landfill Company                 Washington
Ramona Landfill, Inc.                             California
RCS, Inc.                                         Illinois
R.C. Miller Enterprises, Inc.                     Ohio
R.C. Miller Refuse Service, Inc.                  Ohio
Recycling Associates, Inc.                        New York
Reliable Rubbish Disposal, Inc.                   Massachusetts
Resource Recovery, Inc.                           Kansas
Ridgeline Trucking, Inc.                          Illinois
Ross Bros. Waste & Recycling Co.                  Ohio
Royal Holdings, Inc.                              Michigan
Roxana Landfill, Inc.                             Illinois
Rural Sanitation Service, Inc. of North Carolina  South Carolina
S & L, Inc.                                       Washington
S & S Environmental, Inc.                         Michigan
S & S Recycling, Inc.                             Georgia
San Marcos NCRRF, Inc.                            California
Sanitary Disposal Services, Inc.                  Michigan
Sanitran, Inc.                                    New York
Saugus Disposal, Inc.                             Massachusetts
Sauk Trail Development, Inc.                      Michigan
Selas Enterprises LTD                             New York
Show-Me Landfill, LLC                             Delaware
Shred-All Recycling, Inc.                         Illinois
South Chicago Disposal, Inc. of Indiana           Indiana

Southeast Landfill, LLC                           Delaware
Southwest Waste, Inc.                             Missouri
SSWI, Inc.                                        Washington
Standard Disposal Services, Inc.                  Michigan
Standard Disposal Services of Florida, Inc.       Florida
Standard Environmental Services, Inc.             Michigan
Standard Waste, Inc.                              Delaware
Stark Recycling Center, Inc.                      Ohio
Stewart Trash & Recycling Services, Inc.          Missouri
Streator Area Landfill, Inc.                      Illinois
Suburban Transfer, Inc.                           Illinois
Suburban Warehouse, Inc.                          Illinois
Sunrise Sanitation Service, Inc.                  California
Sunset Disposal, Inc.                             Kansas
Sunset Disposal Services, Inc.                    California
Sycamore Landfill, Inc.                           California
Tates Transfer Systems, Inc.                      Missouri
T & G Container, Inc.                             Indiana
Tom Luciano's Disposal Service, Inc.              New Jersey
Top Disposal Service, Inc.                        Illinois
Tricil (N.Y.) Inc.                                New York
Tri-State Recycling Services, Inc.                Illinois
Tri-State Refuse Equipment Sales & Service, Inc.  Ohio
Turkey Creek Landfill TX, LP                      Delaware
Turnpike Leasing, Inc.                            Massachusetts
United Waste Control Corp.                        Washington
United Waste Systems of Central Michigan, Inc.    Michigan
Upper Rock Island County Landfill, Inc.           Illinois
USA Waste of Illinois, Inc.                       Illinois
Vining Disposal Service, Inc.                     Massachusetts
Vinnie Monte's Waste Systems, Inc.                New York
Waste Associates, Inc.                            Washington
Wastehaul, Inc.                                   Indiana
Waste Reclaiming Services, Inc.                   Illinois
Wayne County Landfill IL, Inc.                    Delaware
WJR Environmental, Inc.                           Washington
Williams County Landfill, Inc.                    Ohio
World Sanitation Corporation                      New York